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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WARREN RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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1114 Avenue of the Americas, 34th Floor
New York, NY 10036

April 24, 2014

Dear Fellow Stockholders:

        The 2014 Annual Meeting of Stockholders of Warren Resources, Inc. will be held at The Penn Club, 30 West 44th Street, New York, NY 10036 on Tuesday, June 10, 2014, at 9:00 a.m. (EDT).

        The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the Annual Meeting. The Annual Meeting will cover only the business contained in the Proxy Statement and will include a short management presentation.

        Pursuant to rules promulgated by the Securities and Exchange Commission, we are also providing access to our proxy materials over the Internet.

        Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum of over 50% of the outstanding shares of common stock on the record date of April 15, 2014, which is required for the transaction of business. If you attend the meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares. If you hold your shares through an account with a brokerage firm, bank or other nominee and you plan to vote in person at the Annual Meeting, you must bring a legal proxy executed in your favor from your bank, broker or other holder of record.

        Your vote is very important to us and our business. We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy if you cannot attend in person. Please take the time to vote by following the Internet or telephone voting instructions provided, or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

        I hope to see you in New York.

Sincerely,

Philip A. Epstein Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 10, 2014

Dear Fellow Stockholders:

        You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Tuesday, June 10, 2014, at 9:00 a.m. (EDT), at The Penn Club, 30 West 44th Street, New York, NY 10036. We are holding the meeting to:

  1.
  Elect each of Messrs. Chet Borgida and Marcus C. Rowland to the Board of Directors to serve until the 2017 Annual Meeting of Stockholders;

  2.
  Approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000;

  3.
  Ratify the appointment of Grant Thornton LLP as independent auditors of the Company to serve for the 2014 fiscal year;

  4.
  Conduct, on a non-binding advisory basis, a vote on executive compensation; and

  5.
  Transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

Only Messrs. Borgida and Rowland have been nominated to be elected at the meeting. If either of these nominees becomes unable or unwilling to serve, which is not anticipated, the accompanying proxy may be voted for the election of such other person as shall be designated by the Corporate Governance Committee of our Board of Directors or, as an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting.

        The Board of Directors set April 15, 2014 as the record date for the meeting. This means that owners of our common stock at the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of stockholders as of the close of business on April 15, 2014 for inspection by stockholders during normal business hours from May 31 to June 10, 2014 at the Company's principal place of business, 1114 Avenue of the Americas, 34th Floor, New York, NY 10036. This list also will be available to stockholders at the meeting.

        It is important that your shares be represented and voted at the meeting. Please take the time to vote by following the Internet or telephone voting instructions provided. If you received a paper copy of the proxy card, you may also vote by completing and mailing the proxy card in the postage-prepaid envelope provided for your convenience. You may also attend and vote at the Annual Meeting. You may revoke your proxy at any time before the vote is taken by following the instructions in this proxy statement.

        Regardless of the number of shares of Warren that you hold, as a stockholder your vote is very important and the Board strongly encourages you to exercise your right to vote.

By Order of the Board of Directors

Saema Somalya Senior Vice President, General Counsel and Corporate Secretary

New York, New York
April 24, 2014

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 10, 2014:

        The notice of the meeting, this Proxy Statement, a Form of Proxy and our 2013 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2013) are available at www.proxyvote.com.

        The Board recommends that you vote:

  •
  FOR each of Messrs. Borgida and Rowland to serve as directors until the 2017 Annual Meeting of Stockholders;

  •
  FOR the amendment to our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000;

  •
  FOR the ratification of Grant Thornton, LLP as our independent auditor for fiscal year 2014; and

  •
  FOR the approval of the advisory vote on executive compensation.

If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains forward-looking statements, within the meaning of the federal securities laws, about our business and prospects. The forward-looking statements do not include the potential impact of any mergers, acquisitions, divestitures, securities offerings or business combinations that may be announced or closed after the date hereof. Any statements contained herein that are not statements of historical fact may be deemed to be forward- looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," "expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including those described in the Company's filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other public filings and press releases. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2014

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        We are making these proxy materials available to you on the Internet and by delivering printed versions of these materials to you by mail, in connection with the 2014 Annual Meeting of Stockholders of Warren Resources, Inc. The Annual Meeting will be held on Tuesday, June 10, 2014. In this proxy statement, Warren Resources, Inc. is referred to as the "Company" or "Warren". This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about April 24, 2014.

What is included in these proxy materials?

        The following documents are included in these proxy materials and are available at www.proxyvote.com:

  •
  Our Notice of Annual Meeting;

  •
  Our Proxy Statement;

  •
  Form of Proxy; and

  •
  Our Annual Report on Form 10-K for 2013.

        If you received printed versions of these materials by mail, these materials also include a proxy card or voting instruction form.

Where and when is the Annual Meeting?

        The Annual Meeting will be held at The Penn Club, 30 West 44th Street, New York, NY 10036, on Tuesday, June 10, 2014 at 9:00 a.m. (EDT). If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

What is the purpose of the Annual Meeting?

        At the Annual Meeting, Stockholders will vote upon:

  •
  The election of each of Messrs. Borgida and Rowland to the Board of Directors to serve until the 2017 Annual Meeting of Stockholders;

  •
  An amendment to our Articles of Incorporation, as amended (our "Charter"), to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000;

  •
  The ratification of the appointment of Grant Thornton LLP as our independent auditor for fiscal year 2014;

  •
  To approve, on a non-binding advisory basis, Warren's compensation of its named executive officers as disclosed in this proxy statement; this is an advisory vote on executive compensation, a so-called "Say-on-Pay" proposal; and

  •
  Any other matters that may properly come before the meeting.

How does the Board recommend that I vote?

        The Board recommends that you vote:

  •
  FOR each of Messrs Borgida and Rowland to the Board of Directors to serve until the 2017 Annual Meeting of Stockholders;

  •
  FOR the amendment to our Charter to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000;

  •
  FOR the ratification of the appointment of Grant Thornton, LLP as our independent auditor for fiscal year 2014; and

  •
  FOR approval of the following resolution: "RESOLVED, that the compensation paid to Warren's named executive officers, as disclosed in the 2014 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        If any other matters are brought before the meeting, the proxy holders will vote as recommended by our Board. If no recommendation is given, the proxy holders will vote in their discretion.

Why should I vote?

        Your vote is very important to the Board, even if you cast a dissenting vote. Regardless of the number of shares you hold, the Board strongly encourages you to exercise your right to vote as a stockholder of the Company.

Who may vote?

        All stockholders of record of Warren's common stock at the close of business on April 15, 2014, which we refer to as the record date, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our directors as proxies for the 2014 Annual Meeting of Stockholders. These directors are: Leonard DeCecchis and Anthony L. Coelho.

What is a proxy statement?

        It is a document that Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Leonard DeCecchis and Anthony L. Coelho as proxies to vote on your behalf.

What is the difference between a stockholder of record and a stockholder who holds stock in street name?

  •
  If your shares are registered in your name, you are a stockholder of record.

  •
  If your shares are held in the name of your broker, bank or depository, your shares are held in street name.

How do I vote?

        If your shares of common stock are held by a broker, bank, or other nominee (i.e., in "street name"), you will receive instructions from your nominee, which you must follow in order to have your shares voted. The instructions may appear on the special proxy card provided to you by your nominee (also called a "voting instruction form"). Your nominee may offer you different methods of voting, such as by telephone or Internet.

        If you hold your shares of common stock in your own name as a holder of record, you may vote in person at the Annual Meeting or instruct the proxy holders named in the enclosed proxy card how to vote your shares by marking, signing, dating, and returning the proxy card in the postage-paid envelope that we have provided to you. If your stock is held in street name (for example, held in the name of a bank, broker, or other holder of record) and you intend to attend the Annual Meeting in person, you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to vote at the Annual Meeting.

        Proxies that are executed, but do not contain any specific instructions, will be voted "FOR" the election of the nominees for directors specified in this proxy statement and "FOR" the amendment to our Charter, the ratification of the appointment of auditors and the approval of the non-binding advisory vote on executive compensation. The persons named in the proxy will have authority to vote in accordance with their own discretion on any other matters that properly come before the meeting.

        You may vote by any of the following four methods:

  (i)
  Internet. Vote on the Internet at www.proxyvote.com, the web site for Internet voting. Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card; by following the applicable instructions, you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 9, 2014.

  (ii)
  Telephone. Vote by telephone by following the instructions on the Notice, or if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 9, 2014.

  (iii)
  Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by June 9, 2014.

  (iv)
  Meeting. If you are a holder of record, you may attend and vote at the Annual Meeting. If your stock is held in street name (for example, held in the name of a bank, broker, or other holder of record) and you intend to attend and vote in person at the Annual Meeting, you must obtain a proxy executed in your favor from your bank, broker or other holder of record to be able to vote at the Annual Meeting.

The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your stock is held in street name (for example, held in the name of a bank, broker, or other holder of record), you must obtain a proxy, executed in your favor from your bank, broker or other holder of record to be able to vote at the Annual Meeting.

Who may attend the Annual Meeting?

        Only stockholders on the record date are invited to attend the Annual Meeting. Proof of ownership of Warren Resources, Inc.'s common stock, as well as a form of personal identification photo, may be requested in order to be admitted to the Meeting. If you are a stockholder of record, your name can be verified against our stockholder list. If you hold your Warren shares in "street name"—for instance, through a broker—you must request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to vote at the meeting (your broker may refer to it as a "legal" proxy). If you own shares in street name and do not obtain a legal proxy, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of common stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy from your broker.

        Stockholders will be admitted to the Annual Meeting beginning at 9:00 a.m. (EDT). No cameras, recording equipment or electronic devices will be permitted in the Annual Meeting, and large bags, briefcases or packages may be subject to inspection.

What are the quorum and voting requirements to the actions to be voted upon by Stockholders at the Annual Meeting?

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As of the record date of April 15, 2014, there were 73,556,789 shares of common stock outstanding.

        For proposal 1, the election of directors, the two nominees receiving the greatest number of votes at the Annual Meeting will be elected, even if one or more of them does not receive a majority of the votes cast.

        For proposal 2, the amendment to our Charter will be adopted if two-thirds (2/3) of the outstanding shares of our common stock entitled to be cast on the matter are voted "FOR" this proposal.

        For proposal 3, ratification of the appointment of our independent auditors, the appointment of the auditors will be ratified if a majority of the votes cast on the matter are voted "FOR" this proposal.

        For proposal 4, the vote concerning Say-On-Pay, represents an advisory vote and the results will not be binding on the Board or the Company. The affirmative "FOR" vote of a majority of the votes cast on this proposal will constitute the stockholders' non-binding approval with respect to our executive compensation programs. The Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        For any other business that may properly come before the Annual Meeting, the vote of a majority of the shares voted on the matter will constitute the act of the stockholders on that matter, unless the law, or our Charter or our bylaws, require the vote of a greater number of shares.

How are votes counted?

        Each share of common stock is entitled to one vote on each matter submitted to the stockholders. Abstentions, withheld votes and "broker non-votes" will be counted for purposes of establishing a quorum. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not received specific voting instructions from their clients with respect to non-routine matters. In counting the votes cast for the election of directors, only those votes cast "FOR" a nominee for director will be counted. You can, however, withhold authority to vote with respect to any nominee for director. Withheld votes and broker non-votes will not be counted and will have no effect on the outcome of the election of directors.

        The proposals to approve the ratification of the appointment of our independent auditors and the non-binding advisory vote on executive compensation will be approved if a majority of the votes cast at the Annual Meeting are voted "FOR" these proposals. Abstentions and broker non-votes (in the case of proposal 4) are not considered votes cast and, therefore, will have no effect on the outcome of these proposals. The proposal to approve the amendment to our Charter to increase the number of authorized shares will be approved if two-thirds (2/3) of the outstanding shares of our common stock entitled to be cast on the matter are voted "FOR" the proposal. Abstentions will have the same effect as votes cast against the Amendment.

        If you hold your shares of common stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will not affect the vote, except in the case of proposal 2 (increase of authorized shares for general purposes), where your failure to vote will effectively constitute a vote against such proposal. If, however, your shares are held in "street name" and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion on certain routine matters, which for the 2014 Annual Meeting includes proposals 2 (increase of authorized shares for general purposes) and 3 (ratification of independent auditors).

How many votes must be present to hold the Annual Meeting?

        Your stock is counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our Annual Meeting, holders of a majority of our common stock entitled to vote must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes and broker non-votes will be counted as present for purposes of determining a quorum.

What is a broker non-vote?

        Rule 452 of the New York Stock Exchange (NYSE), which governs all brokers, permits brokers to vote their customers' stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers' stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes. Proposal 1 (election of directors) and proposal 4 (say-on-pay) are non-routine proposals.

What routine matters will be voted on at the Annual Meeting?

        The approval of proposal 2 (increase of authorized shares for general purposes) and proposal 3 (ratification of independent auditors) are routine matters on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

Will other matters be voted on at the Annual Meeting?

        We are not aware of any other matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the discretion of the proxy holders.

Can I revoke my proxy?

        You may revoke your proxy at any time before it has been exercised by:

  •
  filing a written revocation with the Corporate Secretary at the following address: Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036;

  •
  filing a duly executed proxy bearing a later date; or

  •
  appearing in person and voting by ballot at the Annual Meeting.

        Any stockholder of record as of the record date attending the Annual Meeting may vote in person whether or not they previously have given a proxy, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. If you have instructed your broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What other information should I review before voting?

        Our Annual Report to stockholders, including financial statements for the fiscal year ended December 31, 2013, is available on www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material. A copy of our Annual Report on Form 10-K filed with the SEC, including the financial statements, may be obtained without charge by:

  •
  accessing Warren's website at www.proxy.warrenresources.com or the EDGAR database at the SEC's website at www.sec.gov; or

  •
  writing to Warren Resources, Inc., Investor Relations, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036.

        Your vote is very important.    Please take the time to vote by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

How can I reduce my Company's expenses and conserve natural resources by electing to receive my proxy materials electronically in the future?

        You can request electronic delivery of our proxy statement and annual report if you are a stockholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable viewing documents online, because it saves us the expense of printing and mailing the materials to you and helps conserve environmental resources. Stockholders who sign up to receive proxy materials electronically will receive an e-mail with links to the proxy materials, which may give them faster delivery of the materials and will save money for our Company and our stockholders. Your e-mail address will be kept separate from any other Company operations and will be used for no other purpose.

        If you would like to sign up to receive our proxy statement and annual report electronically in the future, you can choose this option by:

  •
  following the instructions provided on your proxy card or voting instruction form; or

  •
  going to www.proxyvote.com and following the instructions provided.

If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing a link to the Internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the Internet. Your election is permanent unless you revoke it later.

Where can I find the voting results of the meeting?

        We will announce voting results at the meeting, and we will publish the unofficial results in a Current Report on Form 8-K within four business days following the meeting. You can get a copy of this and other reports free of charge on the Company's website at warrenresources.com, or by contacting our Investor Relations Department at (212) 697-9660.

 PROPOSAL 1—ELECTION OF DIRECTORS

Director Nomination Process

        The Company's Corporate Governance Guidelines state that the Corporate Governance Committee shall, for positions on the Board of Directors, apply the qualification guidelines set forth below. The Corporate Governance Committee of the Board of Directors reviews possible candidates for the Board and recommends the nominees for Directors to the Board for approval. The Board has adopted general criteria for nomination to the Board of Directors. These criteria, which are described further below, describe specific traits, abilities and experience that the Corporate Governance Committee and the Board look for in determining candidates for election to the Board.

Qualifications of the Board as a Whole

        The Corporate Governance Committee seeks to identify the personal characteristics needed in a director nominee so that the Board as a whole will possess the qualifications set forth in the Corporate Governance Guidelines. These qualifications include:

  1.
  personal and professional integrity and high ethical standards;

  2.
  good business judgment;

  3.
  an excellent reputation in the industry in which the nominee or director is or has been primarily employed;

  4.
  a sophisticated understanding of our business or similar businesses;

  5.
  curiosity and a willingness to ask probing questions of management;

  6.
  the ability and willingness to work cooperatively with other members of the Board and with the Chief Executive Officer and our other members of senior management; and

  7.
  the ability and willingness to support us with preparation for, attendance at and participation in Board meetings.

Individual Qualifications

        The Corporate Governance Committee also seeks to compile, through such means as the Committee considers appropriate, a list of potential director nominees thought to possess the individual qualifications identified in the Corporate Governance Guidelines, including without limitation:

• other Board service (both prior and current)	• oil and gas company expertise
• current or former experience as CEO of a public company	• government relations experience
• public company executive service (both prior and current)	• marketing/commodity risk management experience
• financial expertise	• manufacturing/operations experience

        The Corporate Governance Committee annually considers the size, composition and needs of the Board in light of these criteria and accordingly considers and recommends candidates for membership on the Board. The Corporate Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for directors.

        Our bylaws provide that the number of directors shall be determined by the Board, which has set the number at eleven. Currently, the Board has eight directors elected and serving and three vacancies, which vacancies shall continue after the 2014 Annual Meeting. The Board of Directors of Warren is divided into three classes of directors for purposes of election. One class of directors is elected at each annual meeting of Stockholders to serve for a three-year term.

        At the 2014 Meeting, two Directors will be elected, each to hold office for a term of three years and until his or her successor is elected and qualified. Chet Borgida and Marcus C. Rowland are nominees for election as Directors at the Meeting, each to hold office for a term of three years until the annual meeting of stockholders to be held in 2017 or until the respective director's successor has been duly elected and qualified or the director's earlier resignation, death or removal. The terms of Anthony L. Coelho, Dominick D'Alleva and Espy P. Price expire in 2016, and the terms of Philip A. Epstein, Leonard DeCecchis and Thomas Noonan expire in 2015. Each of the nominees has consented to serve, if elected. However, if any nominee is unable to stand for election, proxies may be voted for a substitute designated by the Board of Directors.

        Unless otherwise instructed, the proxies received will be voted for the nominees named below to serve as directors. If a nominee is unavailable for election, then the proxies will be voted for the election of another nominee proposed by the Corporate Governance Committee or, as an alternative, the Board may reduce the number of directors to be elected at the meeting. Each director holds office until his or her successor has been duly elected and qualified or the director's earlier resignation, death or removal.

        Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the two nominees receiving the greatest number of votes will be elected as directors.

        Background information with respect to the Board of Directors and nominees for election as Directors appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of equity securities of the Company.

Name	Age	Director Since	Position
Philip A. Epstein	57	2012	Chairman of the Board and Chief Executive Officer ("CEO")
Chet Borgida	69	2003	Director
Anthony L. Coelho	71	2001	Director
Dominick D'Alleva	62	1992	Director
Leonard A. DeCecchis	65	2005	Director
Thomas Noonan	75	1997	Director
Espy P. Price	72	2007	Director
Marcus C. Rowland	61	2012	Director

        The two nominees for election as directors and the other directors whose terms of office continue after the meeting have provided the following information about themselves.

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2017

        Chet Borgida, age 69, was elected to the Board of Directors in November 2003 as an independent director and also serves as a member of our Audit Committee, which he chairs, and our Compensation Committee. Mr. Borgida has more than 30 years of domestic and international management experience in auditing and advising retail, distribution and media businesses. He was a partner at Grant Thornton LLP (Warren's independent auditors) from 1977 to 2001. While at Grant Thornton LLP, Mr. Borgida had no involvement in the review or preparation of Warren's audited financial statements. From 2002 until 2005 when it was acquired by another company, he was a Director and Audit Committee Chair of Correctional Services Corp., a NASDAQ listed company. From 2007 until

December 2009 when it was acquired by another company, Mr. Borgida was a director of MTS Medication Technologies, Inc., a NASDAQ listed company, of which he was appointed lead director in 2009 and a member of the Audit Committee. Mr. Borgida has also been the President of CHESU INC., which owns the franchising rights to two territories within The UPS Store organization, since its founding in May 2012. He graduated from Hunter College with a Bachelor Degree in Business Science in 1967. Mr. Borgida is a retired Certified Public Accountant.

        Marcus C. Rowland, age 61, was elected to the Board of Directors in December 2012 and also serves on our Audit Committee. Mr. Rowland is the former Executive Vice President and Chief Financial Officer of Chesapeake Energy Corporation, where he worked for 18 years and continues to be active in energy related investment and consulting activities. Mr. Rowland is currently the Managing Partner and an interest holder in Infinity Resources, LLC and Infinity Resources II, LLC, which own working interests in oil and gas properties located in Oklahoma, Texas, New Mexico, Colorado, Kansas, Wyoming and Louisiana through investments in a variety of oil and gas companies. He is also a Director of Templar Energy LLC and provides energy consulting services for a variety of companies including Boston Consulting Group, Bosque Water, Omni Water and Matador Resources. In addition, he also served as the Chief Executive Officer at FTS International, Inc. (formally Frac Tech International, LLC) from May 2011 through November 2012 and as the President and Chief Financial Officer of Frac Tech Services, LLC and Frac Tech International, LLC from November 2010 to May 2011. Mr. Rowland served as the Chief Financial Officer of Chesapeake Energy Corporation from 1993 to August 2010, Executive Vice President of Finance from 1998 to August 2010, Senior Vice President from 1997 to 1998 and Vice President of Finance from 1993 to 1997. Prior to joining Chesapeake, Mr. Rowland served as Chief Operating Officer of Anglo-Suisse, LP from 1990 to 1993, assigned to the White Nights Russian Enterprise, a joint venture of Anglo-Suisse, LP and Phibro Energy Corporation, a major foreign operation which was granted the right to engage in oil and gas operations in Russia. Mr. Rowland is a Certified Public Accountant. He received his Bachelor's degree from Wichita State University in 1975.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES TO SERVE AS A DIRECTOR.

        Although they are not being voted upon this year, the Company has the following current directors:

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2016

        Anthony L. Coelho, age 71, joined our Board as an independent director in May 2001 and serves on the Compensation Committee, which he chairs, and the Corporate Governance Committee of the Board. Mr. Coelho is an experienced government relations professional who has many years of experience with finance and public company governance management issues. From December 2000 to the present, Mr. Coelho has devoted his time to serving on the boards of directors listed below and as an independent consultant and adviser to companies through Vectis Strategies. From 1998 through November 2000, he served as the General Chairman for the U.S. Presidential campaign of Vice President Al Gore. From 1995 to 1998, he was Chairman and Chief Executive Officer of ETC w/tci, Inc., an education and training technology company in Washington, D.C. Mr. Coelho served as President and CEO of Wertheim Schroeder Investment Services, Inc. from 1990 to 1995. From 1978 to 1989, he served five terms in the U.S. Congress, representing the State of California as a member of the U.S. House of Representatives. During his congressional terms, he served as Democratic Majority Whip from 1987 to 1989 and authored the Americans with Disabilities Act. Mr. Coelho was also appointed chairman of the President's Committee on the Employment of People with Disabilities by President Clinton. Mr. Coelho has served on a number of corporate boards, and since 1991, he has been a member of the Board of Service Corporation International, a publicly traded company. Mr. Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964.

        Dominick D'Alleva, age 62, has been a director since June 1992 and serves as Lead Director and on the Compensation, Audit and Corporate Governance Committees of the Board. He is the chair of the Corporate Governance Committee. He was our Secretary until 2002 and became an independent director thereafter. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC, a privately owned New York limited liability company involved in the acquisition and financing of real estate. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms, where he negotiated contracts for the acquisition and financing of commercial real estate. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation, which engaged in energy, retail and financial services businesses. From 1980 to 1983 he was Associate Counsel of Damson Oil Corporation. From 1977 to 1980 he was an associate with Simpson, Thatcher & Bartlett specializing in securities and corporate law. Mr. D'Alleva received a Bachelor of Arts degree, summa cum laude, from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977.

        Espy P. Price, age 72, has been an independent director since May 2007 and serves on the Compensation Committee. Mr. Price retired in late 1999 as Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production. From 1992 to 1996, he was Vice President of Chevron Overseas Petroleum, Inc., where he was responsible for Chevron's joint venture in the Republic of Kazakhstan. From 1990 to 1992, he was Vice President of Chevron's Gulf of Mexico Business Unit. From 1985 to 1990, he was employed at P.T. Caltex Pacific Indonesia, where he was Executive Vice President and Managing Director. From 1965 to 1985, he held various petroleum engineering positions with Chevron. Mr. Price earned a Bachelor of Science in Petroleum Engineering in 1963 and a Master of Science in Petroleum Engineering in 1969 from the University of Southwestern Louisiana.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2015

        Philip A. Epstein, age 57, was elected our Chief Executive Officer and Chairman of the Board of Directors in December 2012. Mr. Epstein has over 20 years of experience as a senior executive in the global oil and gas industry. From 1992 through 1999 he played an active role in the founding of Belco Oil & Gas Corp., which was a leading independent oil and gas company until its acquisition by Westport Resources Corporation in 2001, and served in senior executive positions. Following his time at Belco, Mr. Epstein co-founded and formerly served as a managing partner of Calypso Energy LLC, a privately held international oil and gas company, which manages oil and gas drilling funds focused on the Mid-Continent and Gulf Coast areas of the United States from 2004 until he joined Warren in 2012. From 2002 to 2006, Mr. Epstein also expanded into the renewable energy area co-founding Superior Renewable Energy LLC, a leading wind energy developer with projects in California, New Mexico, South Dakota and Texas. From 1988 to 1992, Mr. Epstein practiced corporate finance and M&A law at Fried Frank Harris Shriver & Jacobson. He received a Bachelor of Arts degree from the University of Chicago in 1978, a Master's (Oxon) in Politics and Economics from Oxford University in 1981 and a Juris Doctor from Northwestern University Law School in 1984. Mr. Epstein formerly served as special advisor to the International Family AIDS Program and is a past Director of the Juvenile Diabetes Research Foundation (NY Chapter).

        Leonard DeCecchis, age 65, joined the board in September 2005 as an independent director and serves on the Audit Committee and the Corporate Governance Committee of the Board. Mr. DeCecchis retired from Prestone Products Corporation, where he was Executive Vice President and Chief Financial Officer of Prestone Products Corporation and a member of its board of directors until June 1999, and has been an investor in real estate and numerous business ventures since that time. In 1994, Mr. DeCecchis participated in a management buyout of Prestone antifreeze and other car care products from First Brands Corporation, a NYSE company. The new Prestone management team was successful in growing sales and doubling operating income within three years. In 1997, the company was sold to Allied Signal Corporation. From 1986 to 1994, Mr. DeCecchis was Vice President and Treasurer of First Brands Corporation, which had also been a management buyout of the automotive and home products divisions of Union Carbide Corporation. Mr. DeCecchis joined Union Carbide in 1974 and held numerous positions in auditing, treasury and financial reporting. In 1971, Mr. DeCecchis began his career at Peat Marwick Mitchell & Co. Mr. DeCecchis received a Bachelor's degree from Pace University in 1971 and a Master of Business Administration from Fordham University in 1979. He was previously a Certified Public Accountant in New York.

        Thomas G. Noonan, age 75, joined the Board as a director in November 1997 and until March 16, 2006, served on the Compensation Committee of the Board. From 1980 to 1997, he served as Manager of Quality Assurance for Mars, Inc., an international food and candy company. From 1961 to 1979, he was a microbiologist for the Environmental Department of the State of New York. Mr. Noonan's tenure at the New York State Health Dept. and Mars, Inc. has afforded him experience in the areas of environmental health, risk and crisis management, quality assurance system design implementation and monitoring, facility inspection, regulatory affairs and facility certification. Mr. Noonan received a Bachelor of Science degree from Fordham University in New York in 1959. He is the brother-in-law of Warren's former CEO, Mr. Norman F. Swanton.

Director Nominees' Qualifications

        The Corporate Governance Committee found that each of the Director nominees possesses the following experience, qualifications, attributes and skills that, combined with those qualifications identified above, led the Committee to conclude that such nominee should be recommended for re-election and continue to serve as a member of our Board:

Chet Borgida

  •
  Having more than 30 years of domestic and international management experience in auditing and advising businesses as a partner of a major international certified public accounting firm, he brings to the Board extensive financial, accounting and consulting expertise, including a deep understanding of accounting principles and financial reporting rules and regulations.

  •
  As a retired Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As a prior member of the board of directors of two public companies, which were sold, where he also served on the Audit Committees, he brings experience and expertise serving on public company boards.

Marcus C. Rowland

  •
  As a former Chief Financial Officer and senior executive with Chesapeake Energy Corporation, a major independent oil and gas exploration and production company, he brings more than 25 years of significant experience in the oil and natural gas industry.

  •
  As the former Chief Executive Officer of an oil and gas well services company, he brings significant knowledge to the Board about well services and vendor relationships.

  •
  As an active oil and gas consultant and financial professional, he brings significant oil and gas finance experience and relationships.

  •
  As a Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

Continuing Directors' Qualifications

        The Corporate Governance Committee found that each of the continuing Directors with terms expiring in 2015 and 2016 possesses the following experience, qualifications, attributes and skills:

Philip A. Epstein

  •
  As our Chairman of the Board and CEO, he brings business leadership, knowledge and strategic experience and is well suited to serve as a link between board and management.

  •
  As a former executive officer of a NYSE listed oil and gas exploration and production company, he brings significant expertise and experience in oil and gas acquisitions, investment banking and financial analysis.

  •
  He brings 25 years of significant experience in the oil and natural gas industry.

  •
  As an attorney, he brings significant legal and financial expertise and experience in the preparation and review of contracts, disclosure documents and financial statements.

Dominick D'Alleva

  •
  As a member of the Board of Directors since 1992, he brings significant historical knowledge and strategic experience.

  •
  As a former officer and general counsel of two oil and gas companies, he brings significant experience in the oil and natural gas industry.

  •
  As an attorney, Mr. D'Alleva brings legal expertise.

Anthony L. Coelho

  •
  As a five term U.S. Congressman, representing the State of California, former Democratic Majority Whip and General Chairman for the U.S. Presidential campaign of Vice President Al Gore, he brings significant government relations experience.

  •
  As a staffer and Member of Congress from 1965 to 1989, Mr. Coelho worked on oil and gas issues in his Congressional District, including service on the House Interior and Insular Affairs Committee, which oversees all federal public lands.

  •
  As a former President and CEO of Wertheim Schroeder Investment Services, Inc., he brings significant expertise and experience in finance, investment banking and credit/financial analysis.

  •
  As a current and former member of the board of directors and board committees of publicly traded companies, he brings experience and expertise serving on public company boards.

Espy P. Price

  •
  As a former officer of a major integrated oil and gas company, he is well suited to inform the board of significant strategic matters.

  •
  As former Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production, he brings significant experience in the oil and natural gas industry, including membership in the Society of Petroleum Engineers.

  •
  As an engineer, holding a Bachelor of Science degree and a Master of Science degree in Petroleum Engineering, he brings technical expertise.

Leonard DeCecchis

  •
  As former Executive Vice President and Chief Financial Officer of Prestone Products, Inc., he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As a former board member of Prestone Products, Inc., he brings experience and expertise serving on corporate boards.

  •
  As the former Vice President and Treasurer of First Brands Corporation, where he had also participated in a management buyout of the automotive and home products divisions of Union Carbide Corporation, he has substantial experience in financial statements and corporate sales transactions.

  •
  As a former Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

Thomas Noonan

  •
  As an executive with Mars, Inc., he brings more than 30 years of operating and quality assurance experience.

  •
  Having served in both the public and private sectors, he has gained broad experience in environmental and regulatory affairs.

  •
  Having prior responsibility for facility quality assurance, education and training, various inspections and certification, he brings essential assets to the corporation.

  •
  As a member of the Board of Directors since 1997, he brings significant historical knowledge and strategic experience.

        As part of its duties under the Corporate Governance charter, if the Corporate Governance Committee so determines it to be appropriate, it may engage an outside consultant to assist in the search for nominees and to conduct background investigations on all nominees regardless of how nominated. The Corporate Governance Committee is responsible for reviewing the resume of each nominee. The Corporate Governance Committee is responsible for conducting interviews with the nominees meeting the desired set of qualifications. Following interviews, the Corporate Governance Committee is required to compile a short list of nominees (which, at the discretion of the Committee, may consist of a single individual) who are to meet, at a minimum, with the Chairman of the Board, the CEO and the Chairman of the Corporate Governance Committee and/or the Lead Director. The Corporate Governance Committee is responsible for evaluating the nominee(s) in relationship to the culture of the Company and the Board and its needs.

Minimum Criteria for Board Members

        Each candidate must possess at least the following specific minimum qualifications:

  •
  Each candidate shall be prepared to represent the best interests of all of the Company's stockholders and not just one particular constituency;

  •
  Each candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field;

  •
  No candidate shall have a conflict of interest involving personal, financial or professional interests in any present or potential competitor of the Company that compromises his or her ability to adequately represent the best interests of the Company; and

  •
  Each candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committees of which he or she is a member, and not have other personal or professional commitments that would, in the Corporate Governance Committee's sole judgment, interfere with or limit his or her ability to do so.

Additional Desirable Qualities, Skills and Diversity

        In addition, the Corporate Governance Committee also considers it desirable that Candidates possess the following qualities or skills:

  •
  Although the Board does not have a formal diversity policy, each candidate should contribute to the Board's overall diversity—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds;

  •
  Each candidate should contribute positively to the existing chemistry and collaborative culture among Board members; and

  •
  Each candidate should possess professional and personal experiences and expertise relevant to the Company's goal of being a leading exploration and development company. At this stage of the Company's development, relevant experiences might include, among other things, senior level executive experience and relevant senior level expertise in one or more of the following areas—engineering, finance, accounting, sales and marketing, organizational development, information technology and public relations.

CORPORATE GOVERNANCE

        Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted the Warren Resources Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our stockholders. The Board reviews and updates these guidelines and the charters of the Board committees periodically in response to evolving "best practices" and the results of annual Board and committee evaluations. Our Corporate Governance Guidelines, as well as our Code of Ethics and Business Conduct, can be found at www.warrenresources.com by clicking on "Management" and then "Corporate Governance." Stockholders may request a free printed copy of our Corporate Governance Guidelines and our Code of Ethics and Business Conduct by contacting our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

        The Board is elected by the stockholders to oversee their interest in the long-term health and the overall success of the Company's business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Board Leadership Structure

        The Company's Board structure is currently designed to ensure open communication between the Board and senior management and to provide consistent and effective leadership of both the Board and senior management. As part of this approach, our CEO also serves as Chairman of the Board ("Chairman"), and works in concert with the rest of our majority-independent Board and the independent Lead Director to oversee the execution of the Company's strategy.

        Our bylaws and Corporate Governance Guidelines currently permit the roles of Chairman and CEO to be separate. Such an approach can be useful when transitioning a new CEO into the combined

Chairman and CEO role, and can also potentially provide a backstop to ensure that the talent is available to fill the CEO role should a senior management succession failure occur.

        At this time, we believe that a combined Chairman and CEO role is the most desirable approach for promoting long-term stockholder value for several reasons:

  •
  Promotes Unified Approach on Corporate Strategy Development and Execution—Maintaining a combined role enables the Company's CEO to act as a bridge between management and the Board, helping both to act with a common purpose. This also fosters consensus-building and can help prevent divergent views on strategy and tactical execution of a Board-approved vision and strategy at the top levels within the Company;

  •
  Requires that CEO Recognize Importance of Good Corporate Governance—Maintaining a combined position requires that the CEO's responsibilities include a mastery of good corporate governance, a focus on broad stakeholder interests, and an open channel of communication, all of which enhance the CEO's credibility with the Board and require the CEO to appreciate the vital importance of good governance practices in executing the Company's strategy;

  •
  Provides Clear Lines of Accountability—A combined position has the practical effect of simplifying the accountability of the executive management team, therefore reducing potential confusion and fractured leadership that could result from reporting to two individuals as opposed to one; and

  •
  Provides Clear Roadmap for Stockholder/Stakeholder Communications—A combined position provides the Company's stakeholders the opportunity to deal with one versus several points of overall authority, which we believe results in more efficient and effective communications with stakeholders.

        While we recognize that there may be compelling arguments to having an independent Chairman under any circumstance, the Board has appointed an independent Lead Director, as described in detail below. Our independent Lead Director's duties are already closely aligned with the role of an independent, non-executive chairman. As Lead Director, Mr. D'Alleva's role is to assist the Chairman and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board and the Company. Mr. D'Alleva works with our Chairman to review all meeting agendas, and presides at executive sessions of the non-employee directors, which are held in conjunction with each regularly scheduled quarterly meeting of the Board and at any other meetings as requested by the directors.

Lead Director

        The Board of Directors has elected Mr. D'Alleva as its Lead Director. Executive sessions are held before and after each regularly scheduled quarterly meeting of the Board of Directors and at any other board meetings as requested by the directors. Mr. D'Alleva is also the chair and a member of the Corporate Governance Committee.

        Our Board of Directors has established guidelines with respect to the role of our Lead Director. In the absence of an independent Chairman, the Lead Director has the following responsibilities:

  •
  lead executive sessions of the Board's independent or non-management directors, and preside at any session of the Board where the Chairman is not present;

  •
  act as a regular communication channel between our independent directors and the Chief Executive Officer;

  •
  oversee the scope, quantity and timing of the flow of information from management to the Board;

  •
  be the representative of the independent directors in discussions with our major stockholders regarding their concerns and expectations;

  •
  have the authority to call special Board meetings or special meetings of the independent directors;

  •
  approve the retention of consultants who report directly to the Board;

  •
  assist the Board and company officers in assuring compliance with and implementation of the Corporate Governance Guidelines;

  •
  advise the independent Board committee chairmen in fulfilling their designated roles and responsibilities to the Board;

  •
  review stockholder communications addressed to the full Board or to the lead director; and

  •
  initially interview new Board candidates and make recommendations to the Corporate Governance Committee.

The Board's Role in Risk Oversight

        Our Board and management each have distinct roles in the identification, assessment, oversight and management of potential risks that could affect the Company's ability to achieve its strategic and financial objectives. Management is responsible for implementing our financial and business strategies and assessing and managing the risks relating to our Company and its performance under those strategies on a daily basis. Our Corporate Governance Guidelines provide that the Board shall assess major risk factors relating to the Company and its performance, and review measures to mitigate and address such risks. To facilitate effective oversight, the Audit Committee has a standing risk management agenda item and reports to the CEO and the full Board regarding potential risks to the Company, as well as the Company's strategy for managing those risks to an appropriate level, including operational and financial risks. The Audit Committee obtains risk analysis reports from various managers representing cross-functional disciplines. We believe that this structure ensures that our Board is fully aware of, and appropriately oversees, the Company's significant risks.

Communications with Our Board

        Individuals may communicate with our Board by writing to:

    Board of Directors
    Warren Resources, Inc.
    1114 Avenue of the Americas
    34th Floor
    New York, NY 10036

        Communications that are intended specifically for the independent Directors or the Lead Director should be sent to the address above to the attention of the Corporate Secretary who will forward such correspondence to the applicable independent Director or the Lead Director. Personnel designated by us will review and create a log of all such correspondence that, in our opinion, deals with the functions of our Board or committees thereof. The Chairman of the Board periodically reviews the log of all such correspondence we receive and determines which items to bring to the attention of the full Board or to any particular Committee of our Board.

Compensation Committee Risk Assessment

        The Compensation Committee regularly reviews internal risk assessments of the Company's executive and non-executive compensation programs. Based on such review, the Compensation

Committee believes that the Company's compensation program does not encourage our executives or our non-executive employees to take excessive risks, is aligned with stockholders' best interests and therefore is not reasonably likely to have a material adverse effect on the Company.

        In reaching its conclusions, the Compensation Committee noted that Warren's compensation programs are designed to support and reward appropriate risk taking and include:

  •
  a proper balance of operating and financial performance measures;

  •
  ties to annual and long-term performance;

  •
  significant stock ownership requirements for senior executives;

  •
  extended vesting schedules; and

  •
  caps on incentive awards.

The Compensation Committee believes that these factors encourage all of our executives to focus on Warren's sustained long-term performance.

Committees of the Board

        The Board of Directors has established the following three standing committees: Audit, Compensation and Corporate Governance. The Board is comprised of a majority of independent directors and the Audit Committee, the Corporate Governance Committee and the Compensation Committee are comprised entirely of independent directors.

        The table below shows the current membership of each committee of the Board and the number of meetings each committee held in 2013.

Director	Audit	Compensation	Governance
Mr. Borgida	X(1)	X
Mr. Coelho		X(1)	X
Mr. DeCecchis	X		X
Mr. D'Alleva(2)	X	X	X(1)
Mr. Price		X
Mr. Rowland	X
2013 Meetings Held	5	3	4

(1)
Committee Chair.

(2)
Serves as Lead Director.

Audit Committee

        The Audit Committee is comprised of four independent, non-employee directors. The Audit Committee consists of Messrs. Borgida, DeCecchis, D'Alleva and Rowland. Mr. Borgida is Chairman of the Audit Committee and he, Mr. DeCecchis and Mr. Rowland are deemed by the Company to be "Audit Committee Financial Experts".

        The Audit Committee reviews the preparation of and the scope of the audit of our annual consolidated financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors, and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. This committee has direct access to the independent auditors and counsel to Warren and performs such other duties relating to the maintenance of the proper books of account and records of Warren and other matters as the board of directors may assign from time to time.

        The purpose of the Audit Committee is to assist the Board in monitoring:

  •
  the integrity of the Company's financial statements;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence;

  •
  the performance of the Company's internal and independent auditors; and

  •
  the business practices and ethical standards of the Company.

        The Audit Committee is also directly responsible for:

  •
  the appointment, approval of compensation, retention and oversight of the work of the Company's independent auditor, Grant Thornton LLP; and

  •
  the preparation of the Audit Committee report.

All of the members of the Audit Committee meet the independence requirements of the NASDAQ Stock Market, including the additional criteria for independence of audit committee members set forth in Rule 10A-3 under the Securities Exchange Act of 1934, and the Company's Corporate Governance Guidelines. The charter of the Audit Committee can be found on our website at warrenresources.com by clicking on "Corporate responsibility" and then "Audit Committee."

Compensation Committee

        The Compensation Committee is comprised of four independent, non-employee directors. The Compensation Committee consists of Messrs. Coelho, Borgida, D'Alleva and Price. Mr. Coelho is the chairman of the Compensation Committee. The Compensation Committee has sole authority to administer our equity incentive plans.

        The Compensation Committee is responsible for translating our compensation objectives into a compensation strategy that aligns the interests of our executives with that of our stockholders. The Compensation Committee has overall responsibility for:

  •
  approving and evaluating the Company's executive officer compensation plans, policies and programs;

  •
  retaining compensation or other consultants to assist in the evaluation of executive compensation and otherwise to aid the Compensation Committee in meeting its responsibilities;

  •
  reviewing the compensation disclosures made in the proxy statement;

  •
  producing an annual Compensation Committee report, which is set forth below; and

  •
  approving and evaluating broad-based incentive programs, qualified equity plans and tax-qualified benefit plans to ensure that our compensation philosophy is executed consistently at all salaried levels of the Company.

        For a more detailed discussion of the composition and responsibilities of the Compensation Committee and the processes and procedures related to the determination of executive compensation, please see the "Compensation Discussion and Analysis" section of this proxy statement below.

        The charter of the Compensation Committee can be found on our website at warrenresources.com by clicking on "Corporate Responsibility" and then "Compensation Committee."

Corporate Governance Committee

        The Corporate Governance Committee is comprised of three independent, non-employee directors. The Corporate Governance Committee consists of Messrs. D'Alleva, Coelho and DeCecchis. Mr. D'Alleva is the chairman of the Corporate Governance Committee.

        The Corporate Governance Committee has overall responsibility for:

  •
  assisting the Board in identifying qualified individuals to become directors;

  •
  recommending to the Board qualified director nominees for election at the Stockholders' Annual Meeting;

  •
  evaluating and recommending director compensation, policies and programs to the Board;

  •
  recommending membership on the Board committees to the Board;

  •
  recommending Corporate Governance guidelines to the Board;

  •
  overseeing of the Company's compliance structure and programs;

  •
  conducting annual self-evaluations of the Board and the Corporate Governance Committee; and

  •
  reporting annually to the Board on the CEO succession plan.

The charter of the Corporate Governance Committee can be found on our website at warrenresources.com by clicking on "Corporate Responsibility" and then "Corporate Governance."

Code of Business Conduct for All Directors, Officers and Employees

        The Board has adopted a Code of Business Conduct for all directors, officers and employees. It is the responsibility of every Company director, officer and employee to maintain a commitment to high standards of conduct and ethics. It is the intent of the Code of Business Conduct to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. A waiver of any part of this Code for any director or officer may be made only by a vote of the Board of Directors or a designated Board committee that ascertains whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver will be posted on our website at warrenresources.com. A copy of the Code of Business Conduct is available on our website at www.warrenresources.com by clicking on "Corporate Responsibility."

Code of Ethics for Senior Financial Officers

        The Board has also adopted a separate Code of Ethics for our chief executive officer, chief financial officer and chief accounting officer ("Senior Financial Officers' Code"). Each of the covered officers has to certify on an annual basis that the officer shall:

  •
  act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships;

  •
  provide constituents with information that is accurate, complete, objective, relevant, timely and understandable;

  •
  comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies;

  •
  act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer's independent judgment to be subordinated;

  •
  respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information, acknowledging that confidential information acquired in the course of business is not to be used for personal advantage;

  •
  proactively promote ethical behavior among employees at Warren and as a responsible partner with industry peers and associates;

  •
  maintain control over and responsibly manage all assets and resources employed or entrusted to the officer by Warren; and

  •
  report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Senior Officers' Code or the Code of Business Conduct.

        A waiver of any part of the Senior Financial Officers' Code may be made only by a vote of the Board of Directors or a designated Board committee that ascertains whether a waiver is appropriate under all the circumstances. In case a waiver of the Senior Financial Officers' Code is granted, the notice of such waiver will be posted on our website at www.warrenresources.com. A copy of the Senior Financial Officers' Code that has been adopted by the Board of Directors is available on our website at www.warrenresources.com by clicking on "Corporate Responsibility."

Affirmative Determinations Regarding Director Independence and Other Matters

        In accordance with NASDAQ Stock Market rules, the Board must affirmatively determine the independence of each director. The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules:

Chet Borgida	Leonard DeCecchis
Anthony Coelho	Espy P. Price
Dominick D'Alleva	Marcus C. Rowland

        In this proxy statement these six directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."

        The Board of Directors has also determined that each member of the three committees of the Board currently meets the independence requirements applicable to those committees prescribed by the NASDAQ. In determining Mr. Espy's independence, the Board considered his service as Interim CEO in 2012 and concluded that such service does not impair his independence, giving particular consideration to the short duration of such service. The Board of Directors has further determined that Chet Borgida, Leonard DeCecchis and Marcus C. Rowland, members of the Audit Committee of the Board of Directors, are "Audit Committee Financial Experts" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Stockholder Participation in the Selection of Director Nominees

        The Corporate Governance Committee did not receive any names of individuals suggested for nomination to the Company's Board of Directors by its stockholders during the past year. However, the Board will consider individuals identified by stockholders on the same basis as nominees identified from other sources. Stockholders wishing to submit the name of an individual for consideration must submit the recommendation in writing to the Company's Corporate Secretary at the Company's principal executive offices, including:

  •
  the name, address and comprehensive biography of the director nominee and an explanation of why the nominee is qualified to serve as a director;

  •
  the name, address and telephone number of the stockholder or group of stockholders making the recommendation, proof of ownership, number of shares and length of time the shares of the Company's voting securities have been beneficially owned by the stockholder or group of stockholders, and a representation that the stockholder or group of stockholders is entitled to and will remain entitled to vote at the Company's next Annual Meeting; and

  •
  a letter in writing from the individual being recommended certifying his or her willingness to serve, if elected as a director.

        Nominations must be received no earlier than the close of business on the 120th day prior to, and no later than the close of business on the 90th day prior to, the first anniversary of our last Annual Meeting, and must include the information prescribed in our bylaws. The Board has set March 12, 2015, as the latest date when nominations must be made by stockholders for our 2015 Annual Meeting of Stockholders.

Meetings of the Board of Directors

        During 2013, the Board of Directors met five (5) times. All of the directors attended each meeting in person or telephonically.

Non-Employee Director Meetings

        Pursuant to the Company's Corporate Governance Policies, non-employee directors may meet in non-employee director or committee sessions at the discretion of the non-employee directors. If any non-employee directors are not independent, then the independent directors must schedule an independent director session at least once per year. The chair of the Audit, Compensation or Corporate Governance Committee leads the applicable committee sessions; the leader of the non-employee director sessions and the independent director sessions is chosen by the non-employee directors and independent directors, respectively, based on who is the most knowledgeable and appropriate leader given the subject of the meeting. The session leader can retain independent consultants and schedule meetings. The non-employee directors met in executive session five (5) times in 2013.

Director Attendance of Annual Stockholders Meeting

        All of the directors attended the Company's Annual Meeting of Stockholders held in 2013.

Compensation of Directors

        Non-employee directors receive a combination of cash and stock-based compensation designed to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant amount of time that directors spend in fulfilling their duties to the Company and its stockholders as well as the skill level required by the Company's Board members. Directors who are also employees of Warren receive no additional compensation for their services as directors.

        Non-employee director compensation for 2013 was as follows:

  •
  annual retainer fee of $40,000 and reimbursement for travel expenses and other out-of-pocket costs incurred in connection with attending Board and committee meetings;

  •
  annual retainer fee of $15,000 for the chairman of the Audit Committee and $10,000 for the Chairman of each of the Corporate Governance Committee and Compensation Committee;

  •
  an annual grant of stock options to acquire shares of our common stock, valued at $65,000 as determined using a Black-Scholes option-pricing model (subject to the Board's ability to adjust the grant downwards). The options have an exercise price at the fair market price based on the closing price of our common stock on the date of grant and are exercisable for a period of five years, with 1/3rd of the options vesting and becoming exercisable on each of the first three anniversaries of the date of grant, or a corresponding fair value of restricted stock units; and

  •
  $2,500 for each Board meeting attended, $2,000 for each Audit Committee and Compensation Committee meeting attended and $1,500 for each Corporate Governance Committee meeting attended.

Director Compensation for 2013

        The following table sets forth information concerning total director compensation during the 2013 fiscal year for each non-employee director.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Total ($)
Dominick D'Alleva	84,500	—	65,000	149,500
Chet Borgida	83,500	—	65,000	148,500
Anthony L. Coehlo	74,500	—	65,000	139,500
Leonard DeCecchis	68,500	—	65,000	133,500
Marcus C. Rowland	62,500	—	65,000	127,500
Espy P. Price	58,500	—	65,000	123,500
Thomas Noonan	52,500	—	65,000	117,500

(1)
Philip A. Epstein, our CEO, is not included in this table as he is our employee and thus receives no compensation for serving as a Director.

(2)
The amounts included in the "Option Awards" column represent the aggregate grant date value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification™ (ASC) Topic 718. As of December 31, 2013, each of the non-employee directors had aggregate outstanding stock options as follows: Mr. Borgida—54,224 vested and exercisable stock options and 78,046 unvested stock options that vest over the course of 2014, 2015 and 2016; Mr. Coelho—54,224 vested and exercisable stock options and 78,046 unvested stock options that vest over the course of 2014, 2015 and 2016; Mr. D'Alleva—30,000 vested and exercisable stock options and 68,046 unvested stock options that vest over the course of 2014, 2015 and 2016 and 5,120 restricted stock units that vest over the course of 2014 and 2015; Mr. DeCecchis—20,000 vested and exercisable stock options and 63,046 unvested stock options that vest over the course of 2014, 2015 and 2016 and 7,770 restricted stock units that vest over the course of 2014 and 2015; Mr. Noonan—35,000 vested and exercisable stock options and 78,046 unvested stock options that vest over the course of 2014, 2015 and 2016; Mr. Price—10,000 vested and exercisable stock options and 43,046 unvested stock options that vest over the course of 2014, 2015 and 2016 and 7,770 restricted stock units that vest over the course of 2014 and 2015; and Mr. Rowland—5,000 vested and exercisable stock options and 53,046 unvested stock options that vest over the course of 2014, 2015 and 2016.

 SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        As of March 31, 2014, there were 73,550,539 shares of Warren common stock outstanding and entitled to vote at the meeting. Each of these shares is entitled to one vote. The information provided below summarizes the beneficial ownership of officers and directors of the Company, officers and directors as a group and owners of more than 5% of outstanding common stock. "Beneficial ownership" generally includes those shares of common stock someone has the power to vote, sell or acquire within 60 days. It includes common stock that is held directly and also shares held indirectly through a relationship, a position as a trustee or under a contract or understanding.

Directors and Executive Officers

        As of March 31, 2014, the directors and executive officers of the Company beneficially owned, in the aggregate, 1,425,380 shares of Warren common stock (approximately 1.9% of the outstanding shares entitled to vote at that time).

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
Philip A. Epstein(1)(2)	135,804	*
Stewart P. Skelly(2)	208,503	*
Robert M. Dowell(2)	58,914	*
Dominick D'Alleva(2)	509,406	*
Leonard DeCecchis(2)	126,642	*
Chet Borgida(2)	106,573	*
Anthony L. Coelho(2)	98,723	*
Espy P. Price(2)	83,487	*
Thomas G. Noonan(2)	67,982	*
Marcus C. Rowland(2)	29,349	*

All directors and executive officers as a group (10 persons)(2)	1,425,380	1.9%

*
Less than one percent.

(1)
Mr. Epstein's employment agreement dated December 5, 2012 provides for the issuance of performance-based equity awards of 1,158,334 restricted shares of common stock ("Restricted Shares") that vest, if at all, based on the average closing trading price ("ACTP") of Warren Resources, Inc.'s common stock over any period of thirty (30) consecutive trading days (a "Thirty Day Period") occurring during the period commencing on December 5, 2012 with respect to 579,167 Restricted Shares and on January 2, 2013 with respect to another 579,167 Restricted Shares (collectively, the "Effective Dates") and ending on the last business day occurring before the fifth anniversary of the Effective Dates (the "Performance Period") as follows: 193,056 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds any higher whole dollar increment ranging from $5 to $10.

(2)
Amount excludes certain unvested stock options with an exercise price of $4.61 per share and an expiration date of five years from the grant date of March 7, 2014, which will vest in 1/3rd increments on March 7 of 2015, 2016 and 2017. The total number of options granted to each of the referenced persons on March 7, 2014, was: 100,000 for Mr. Epstein, 44,000 for Mr. Skelly and 44,000 for Mr. Dowell. Also, excludes 33,333 unvested restricted stock units granted to Mr. Epstein, 14,667 unvested restricted stock units granted to Mr. Skelly and 14,667 unvested restricted stock units granted to Mr. Dowell on March 7, 2014.

  Amount excludes the unvested portion of certain stock options with an exercise price of $3.04 per share and an expiration date of five years from the grant date of May 15, 2013. The first 1/3rd of the grant will vest on May 15, 2014 (and is included in the table as beneficially owned) and additional 1/3rd increments will vest on May 15 of 2015 and 2016 (and are therefore excluded from the table). The total number of options that were granted to each of the referenced persons on May 15, 2013 was: 43,046 for each of Mr. Borgida, Mr. D'Alleva, Mr. Coelho, Mr. DeCecchis, Mr. Price, Mr. Rowland and Mr. Noonan.

  Amount excludes the unvested portion of restricted stock units granted on March 11, 2013. The first 1/3rd of these units vested on March 11, 2014 (and is included in the table as beneficially owned) and additional 1/3rd increments will vest on March 11, 2015 and 2016 (and are therefore excluded from the table). The total number of restricted stock units that were granted to each of the referenced persons on March 11, 2013 was: 18,889 units for Mr. Dowell and 16,667 units for Mr. Skelly.

  Amount excludes the unvested portion of 10,000 stock options issued to Mr. Rowland with an exercise price of $2.80 per share and an expiration date of five years from the grant date of December 20, 2012. The first 1/3rd of the grant vested on December 20, 2013 (and is included in the table as beneficially owned) and additional 1/3rd increments will vest on December 20 of 2014 and 2015 (and are therefore excluded from the table).

  Also excludes the unvested portion of certain stock options with an exercise price of $2.74 per share and an expiration date of five years from the grant date of December 7, 2012. The first 1/3rd of the grant vested on December 7, 2013 (and is included in the table as beneficially owned) and additional 1/3rd increments will vest on December 7 of 2014 and 2015 (and are therefore excluded from the table). The total number of options that were granted to each of the referenced persons on December 7, 2012 was: 20,000 for each of Mr. Borgida, Mr. D'Alleva, Mr. Coelho, Mr. DeCecchis and Mr. Noonan.

  Also excludes the unvested portion of restricted stock units granted on May 2, 2012. The first 1/3rd vested on May 2, 2013, the second 1/3rd will vest on May 2, 2014 (and are included in the beneficial ownership table) and the remaining 1/3rd will vest on May 2, 2015 (and is therefore excluded from the table). The total number of restricted stock units that were granted to each of the referenced persons on May 2, 2012 was: 10,922 units for Mr. Dowell, 12,800 units for Mr. Skelly, and 2,560 units for each of Mr. D'Alleva, Mr. DeCecchis and Mr. Price.

  Also excludes the unvested portion of certain stock options with an exercise price of $2.91 per share and an expiration date of five years from the grant date of May 2, 2012. The first 1/3rd vested on May 2, 2013, the second 1/3rd will vest on May 2, 2014 (and are included in the beneficial ownership table) and the remaining 1/3rd will vest on May 2, 2015 (and is therefore excluded from the table). The total number of options that were granted to each of the referenced persons on March 3, 2011 was: 5,000 for each of Mr. Borgida, Mr. Coelho and Mr. Noonan.

Certain Beneficial Owners

        The following table shows the beneficial owners of more than five percent of the Company's common stock as of December 31, 2013, based on information filed with the SEC on or before March 31, 2014.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10002	7,894,531	10.8%

(1)
Based on its Schedule 13G/A filed January 10, 2014 with the SEC with respect to its securities as of December 31, 2013. BlackRock, Inc. states that it has sole voting power as to 7,703,181 shares, and sole dispositive power as to 7,894,531 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the common stock, to file with the SEC initial reports of beneficial ownership ("Form 3") and reports of changes in beneficial ownership of common stock and other equity securities of the Company ("Form 4"). Executive officers, directors and greater than ten percent stockholders of the Company are required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all reporting obligations of the Company's officers, directors and greater than ten percent stockholders under Section 16(a) were satisfied during the year ended December 31, 2013.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Biographical information concerning the executive officers of the Company as of March 31, 2014 is set forth below. Biographical information concerning Philip A. Epstein is set forth above under the caption "Warren Resources Board of Directors."

        Stewart P. Skelly, age 39, has served as our Chief Financial Officer since July 2013 and as a Vice President since March 2004. He also served as our Corporate Controller from 2002 through July 2013 and, prior to that, as our Assistant Controller from 2000 to 2002. From 1997 to 2000, Mr. Skelly was employed by News Corp., a global media company, attaining the level of Accounting Manager. From 1992 to 1997, Mr. Skelly was employed by Kearney McArdle, a public accounting firm in Ireland, attaining the level of Audit Senior. Mr. Skelly graduated from Griffith College Dublin in 1997 as a Chartered Certified Accountant.

        Robert M. Dowell, age 55, has served as Vice President of Operations and General Manager since 2013. From 2007 to 2013, Mr. Dowell served as California Drilling Manager. Prior to joining the Company, Mr. Dowell served as a Principal Consultant for PA Consulting for one year in their Wholesale Energy Markets Practice focusing on energy market forecasting, regulatory compliance of client utilities and asset valuation for electric generators in bankruptcy proceedings. Mr. Dowell also worked for 18 years for the Southern California Gas Company in a variety of roles, including distribution operations, health and safety management, engineering and design services, gas supply, drilling and underground gas storage engineering. His experience also includes oil and gas well drilling, oil and gas production operations and reservoir analysis while at Texaco/Getty Oil Company for six years in the San Joaquin Valley and Southern California area. Mr. Dowell received his Bachelor of Arts degree in Mechanical Engineering from the University of Washington in 1980.

        Jeffrey Keeler, age 47, joined the Company as Vice President—Project Development in January 2014. Prior to 2014, Mr. Keeler served as Managing Partner of Liberty Clean Power, an energy investment firm that he co-founded in 2012. From 2007 to 2010, Mr. Keeler served as Managing Director, Mergers and Acquisitions for Iberdrola Renewables, Inc. He also served as Director, Project Development for Iberdrola from 2006 to 2007 and its predecessor Community Energy, Inc. from 2003 to 2006. From 1996 to 2001, Mr. Keeler held various roles with Enron Corp., including Director of Federal Government Affairs and Head of Environmental Strategy, where he worked closely with Enron's pipeline, exploration and production, power generation, and commodity trading businesses. Mr. Keeler received his Bachelor of Arts degree in Political Science from Drew University in 1988 and his Juris Doctor from Catholic University of America, Columbus School of Law in 1994. Mr. Keeler is admitted to practice law in the State of Connecticut.

        Saema Somalya, age 37, joined the Company as Senior Vice President, General Counsel and Corporate Secretary in February 2014. From 2009 to 2014, Ms. Somalya served as corporate counsel with PepsiCo, Inc. where she practiced corporate and securities law and held the position of Senior Legal Director and Senior Corporate Counsel from 2013 to January 2014 and Legal Director and Corporate Counsel from 2009 to 2013. From 2002 to 2009, Ms. Somalya practiced corporate and securities law as an associate with Morgan, Lewis & Bockius LLP, Linklaters LLP and Davis Polk & Wardwell LLP. Ms. Somalya received her Bachelor of Arts degree, magna cum laude, from Yale University in 1999 and her Juris Doctor from Yale Law School in 2002. She is admitted to practice law in the State of New York.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis of compensation ("Compensation Discussion and Analysis") arrangements of our named executive officers for 2013 should be read together with the compensation tables and related disclosures set forth below. This Compensation Discussion and Analysis has been prepared by our management and reviewed by the Compensation Committee of our Board of Directors. This discussion is intended to provide perspective and context for the compensation tables that follow. After the review, the Compensation Committee recommended the inclusion of this Compensation Discussion and Analysis in this proxy statement. See "Compensation Committee Report" below. As described further in our Cautionary Statement Regarding Forward-Looking Statements, this discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Named Executive Officers

        The named executive officers who appear in the Summary Compensation Table for the year 2013 are:

Executive Officer	Position
Philip A. Epstein	Chairman of the Board and Chief Executive Officer ("CEO")
Timothy A. Larkin(1)	Executive Vice President—Mergers and Acquisitions and Former Chief Financial Officer
David E. Fleming(2)	Former Senior Vice President, General Counsel and Secretary
Stewart P. Skelly	Vice President and Chief Financial Officer ("CFO")
Robert M. Dowell	Vice President of Operations and General Manager

(1)
Mr. Larkin stepped down as CFO on July 8, 2013 and stepped down as Executive Vice President and departed the Company on January 21, 2014.

(2)
Mr. Fleming stepped down as Senior Vice President, General Counsel and Secretary and departed the Company on November 25, 2013.

        These individuals are referred to collectively in this Proxy Statement as the "Named Executive Officers", or "NEOs".

Overview of Our 2013 Performance

        During 2013, the Company had strong financial and operational performance, including:

  •
  Total revenue increased to $128.8 million in 2013, a 6% increase over 2012.

  •
  Net oil and gas production increased to 2.143 million barrels of oil equivalent, an increase of 6% from 2012.

  •
  Net income increased by 96% to $30.4 million, or $0.42 per diluted share, for 2013.

  •
  Proved reserves increased by 35% to 33.7 million barrels of oil equivalent.

  •
  Cash flow from operations increased by 19% to $79.4 million for 2013.

        We believe these achievements were in part driven by the leadership of our senior management team and their focus on our business objectives, along with the strength, commitment and drive of our employees. As described below, the Compensation Committee regularly reviews our executive compensation philosophy and programs to ensure that they provide appropriate incentives and rewards in line with our goal-oriented pay-for-performance objectives.

        The year 2013 continued a period of transition in our senior leadership and compensation practices. The Company's Executive Vice President—Mergers and Acquisitions and Former CFO and the General Counsel were transitioned out of the Company and new executives, including a new Chief Financial Officer, Vice President of Project Development, and Vice President of Operations and General Manager were appointed. Furthermore, a new General Counsel joined the Company in early 2014. In addition, the Compensation Committee approved several modifications to our compensation practices in order to (i) enhance alignment of the interests of our executives with the interests of our stockholders, (ii) retain and attract top level talent and (iii) optimize our pay-for-performance compensation system to ensure it is understandable to our executives and can adjust and grow with the Company. First, in response to the Company's increasing consolidation of management for oil and gas assets and to promote a focus on overall operational efficiency and results, the 2013 and 2014 performance based annual cash incentive bonus programs were recalibrated to place more emphasis on combined operational and overall corporate financial results rather than the performance of particular assets. In addition, the Company also implemented a new severance plan in order to attract and retain key employees and move towards a standardized, rather than contractual, approach to the payment of severance benefits.

        We believe that our executive compensation program operated effectively in 2013 and that the modifications made over the course of 2013 will enhance alignment of our executives' and other employees' incentives with Company performance. In addition, the Compensation Committee believes that its processes provide proper incentives and reasonable rewards based upon the performance and contributions made by our executives, which is ultimately tied to the return achieved for our stockholders. More details about 2013 compensation for our NEOs appear in the discussion below and the tables that follow.

Compensation Best Practices

        Our compensation programs, practices, and policies are regularly reviewed to ensure that we stay abreast of compensation best practices and, when necessary or desirable, we make modifications to our compensation programs. Listed below are some of our more significant practices and policies.

  •
  Performance-Based Annual Incentive:  The annual cash bonus program is based on key financial metrics that help drive our business.

  •
  Multiple Performance Measures:  We use multiple performance measures that include short- and long-term objectives to evaluate executive performance.

  •
  Equity Compensation:  Warren has a long-standing practice of awarding equity-based compensation to substantially all of our employees.

  •
  Stock Ownership Guidelines:  Our stock ownership guidelines apply to our executive officers to ensure that executive officers are meaningfully invested in our stock and have personal financial interests that are strongly aligned with those of our shareholders.

  •
  Independent Compensation Committee:  Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NASDAQ.

  •
  Clawback:  Our 2010 Stock Incentive Plan provides that each equity award is conditioned on repayment or forfeiture as required by existing law, which includes any rules under the Sarbanes-Oxley Act of 2002 and which have been or may be promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

  •
  Compensation Risk Assessment:  We monitor our compensation policies and practices to avoid encouraging excessive or unnecessary risk-taking and mitigate the likelihood that they will have a material adverse effect on Warren.

  •
  Independent Consultant:  The Compensation Committee utilizes the services of an independent outside compensation consultant, currently Compensation Advisory Partners.

  •
  No Repricing:  Our stock options cannot be repriced or reset without stockholder approval.

  •
  No Gross-Ups:  We do not make tax gross-up payments to executive officers.

Consideration of 2013 Say on Pay Vote

        At our annual meeting of shareholders held on May 15, 2013, over 95% of votes cast (excluding broker non-votes and abstentions) were in favor of the proposal to approve an advisory resolution regarding the 2012 compensation program for our named executive officers ("say-on-pay" vote). The Compensation Committee believes this result is an indication that a substantial majority of our stockholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our named executive officers with our stockholders. We will continue to consider the outcome of our "say-on-pay" vote results when determining future compensation policies and pay levels for our named executive officers.

Compensation Philosophy

        Our Compensation Committee generally seeks to encourage growth in our oil and natural gas proved reserves, oil and gas production, cash flow from operations and overall corporate profitability while focusing on achieving attractive returns on capital in order to enhance long-term stockholder value. To achieve these objectives, we believe it is critical to create and maintain compensation opportunities that attract and retain committed, highly qualified executives by providing appropriate rewards and incentives that align the interests of our employees with those of our stockholders. Consistent with this philosophy, the following goals provide a framework for our NEO compensation program:

        The primary objectives of our executive compensation programs are:

  •
  motivating NEOs to achieve and even exceed strategic, operational and financial short-term and long-term goals by rewarding strong execution and results with individual compensation;

  •
  attracting, engaging, developing and retaining high performing NEOs who must operate in a high demand environment;

  •
  aggregating and strategically balancing the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

  •
  exposing a significant portion of each NEOs compensation to performance, the degree of which will positively correlate to the level of the NEOs responsibility and performance; and

  •
  aligning the interests of executives and stockholders.

        To achieve these objectives, Warren uses a mix of compensation elements, including:

  •
  base salary;

  •
  performance-based cash incentive compensation;

  •
  long-term equity incentive compensation, including grants of restricted stock units and stock options;

  •
  employee benefits to maintain market competitiveness and provide financial security; and

  •
  severance benefits.

Please see "Severance Plan" and "Compensation of Named Executive Officers: NEO Employment Arrangements" for a description of the Company's employment and severance arrangements with certain NEOs.

Role and Processes of the Compensation Committee

        Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The current members of this Committee are Anthony Coelho, Chairman, Chet Borgida, Dominick D'Alleva and Espy Price, each an independent, non-employee director. In 2013, the Compensation Committee met three (3) times and all members of the Compensation Committee were present during those meetings.

        Under the terms of its charter, the Compensation Committee is responsible for recommending to the Board of Directors the type and level of compensation to be granted to our executive officers. In fulfilling its role, the Compensation Committee:

  •
  recommends to the Board the compensation levels, including annual salary, bonus and stock options, for the CEO and for executives and other employees, as necessary, and approves the design and any payouts under the annual incentive plan;

  •
  grants stock options and restricted stock units under the Stock Incentive Plans; and

  •
  reviews on a periodic basis the operation and administration of our executive compensation programs.

        We aim to offer our executives compensation and benefits that reflect our compensation philosophy, create alignment with our performance objectives and are competitive with those offered at similar oil and gas exploration and production companies with comparable market capitalization, assets and sales. We review compensation paid at these companies because their size and business make them most comparable to us and also because they compete with us for executive talent. The Compensation Committee annually evaluates the executive compensation program to ensure alignment with our performance and compensation program objectives.

Role of Management

        The Compensation Committee annually receives compensation recommendations, along with relevant background and performance information, regarding our executive officers from the CEO. This includes recommendations from the CEO and CFO regarding performance objectives for the year's incentive compensation programs. In addition, the CEO and CFO work with other members of management to provide additional background materials upon the request of the Committee. The Committee reviews these compensation recommendations with the CEO for all executive officers other than the CEO, whose compensation is reviewed by the Committee in executive session.

Independent Compensation Consultant

        The Compensation Committee has retained Compensation Advisory Partners, LLC ("CAP") as its independent compensation consultant and directly oversees the fees paid to CAP for its services. CAP reports exclusively to the Compensation Committee and its principal responsibilities are to assist the Committee with its review of management's compensation recommendations and advise the Committee on such recommendations. CAP provides advice to the Committee independently of management and does not provide any consulting services to the Company outside of those provided to the Committee without the consent of the Committee. In 2013, CAP conducted a study of director compensation for the Corporate Governance Committee, which assignment was done with the consent of the Compensation Committee.

Review of External Data and Compensation Program Elements

        The Compensation Committee, with the assistance of its independent compensation consultant, reviews compensation from published oil and gas exploration and production industry surveys and from Warren's peer group companies for purposes of comparing Warren's executive compensation program with market practices. Compensation data reviewed includes base salary, total cash compensation (salary plus bonus) and equity.

        For 2013, Warren considered the following 12 companies as part of its peer group (the "E&P Peer Group"):

Petroleum Development Corp.	GMX Resources, Inc.
Venoco, Inc.	PostRock Energy Corp.
Goodrich Petroleum Corp.	Abraxas Petroleum Corp.
Resolute Energy Corp.	Panhandle Oil & Gas Inc.
PetroQuest Energy, Inc.	Gastar Exploration Ltd.
Callon Petroleum Co.	GeoMet Inc.

        For 2013, the Committee reviewed the compensation that we pay to our executives against the median compensation that the E&P Peer Group companies pay to their executives. We benchmark against median compensation because it allows us to attract and retain employees and helps us to manage the overall cost of our compensation program. Since the 2013 compensation review occurred, Venoco, Inc. ceased to be a public company and GMX Resources, Inc. filed for Chapter 11 bankruptcy. Accordingly, the Compensation Committee will review the E&P Peer Group for subsequent years' compensation review purposes, in order to ensure appropriate benchmarking against comparable peers.

        The Committee takes this benchmarking information into consideration as it reviews the relevant executive's performance and the Company's need to retain key talent for our business strategy. The Committee may approve compensation that is either above or below median compensation for the E&P Peer Group depending on the totality of the circumstances. In addition, the Committee may approve compensation awards outside of the normal cycle to address retention issues. In 2013, no such off-cycle retention grants were made to NEOs.

        In 2013, the Compensation Committee with the assistance of CAP identified and analyzed compensation for the CEO, CFO and General Counsel of the E&P Peer Group. The pay levels for the CEO and former CFO were positioned around median for the E&P Peer Group and at approximately the 25th percentile for the former General Counsel. For the balance of executive positions, the Compensation Committee approved modifications to 2012 compensation levels, based on internal equity considerations, year over year changes in responsibilities and general inflation and cost of living adjustments consistent with industry practice.

        For 2013, the relative weighting of the different elements of our 2013 executive compensation program as reflected in the Summary Compensation Table under "Compensation of Named Executive Officers" below, excluding all severance payments for departing NEOs, was: base salary—46%; annual performance-based cash incentive compensation—12%; and long-term performance-based equity incentive compensation—42%. In general, this weighting reflected the reduction in performance based compensation paid to certain departing executives.

        The costs of our compensation programs are a significant determinant of our competitiveness. Accordingly, we are focused on ensuring that the balance of the various components of our compensation program is optimized to motivate employees to improve our results on a cost-effective basis. The following discussion explains elements of our Compensation Program.

Cash Compensation

  2013 Base Salary

        Base salary is primarily determined by competitive pay and individual job performance. Base salaries for NEOs are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the NEO, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

        The base salary levels for the NEOs in 2013 were as follows:

Executive Officer	Base Salary ($)	Percentage Increase from Prior Year
Philip A. Epstein	550,000	—
Timothy A. Larkin(1)	354,505	3.7%
David E. Fleming(2)	329,221	3.7%
Stewart P. Skelly(3)	248,072	3.7%
Robert M. Dowell(4)	245,000	15.2%

(1)
Mr. Larkin stepped down as CFO effective July 8, 2013 and as Executive Vice President effective January 21, 2014.

(2)
Mr. Fleming stepped down as Senior Vice President, General Counsel and Secretary on November 25, 2013, therefore his actual base salary paid for 2013 was $301,608.

(3)
Mr. Skelly was appointed as CFO effective July 8, 2013.

(4)
Mr. Dowell's increase reflects the increase in his responsibilities upon promotion to Vice President in 2013.

2013 Performance-Based Annual Cash Incentive Bonus Program

        Our NEOs are eligible to participate in an annual, performance-based cash incentive compensation plan that is designed to reward all employees on the basis of Warren attaining pre-determined performance measures. These performance measures include annual operating and financial goals that are selected in order to reward and retain employees for performance that promotes the near and long term interests of our Company and our stockholders. At the beginning of each fiscal year, the Compensation Committee, working with senior management, sets oil and gas operating targets and income goals for our Company based on factors including performance in our E&P Peer Group and prior year results and performance targets. In years when the Company is actively drilling oil and gas wells, goals generally are set at or above prior year results and targets. Each NEO's specific bonus will be based upon the Company's achievement of these pre-determined performance measures as well as his or her individual performance and contribution up to a predetermined bonus target that is set by the Compensation Committee for each NEO as a percentage of such NEO's base salary.

        In response to the Company's increasing consolidation of management for oil and gas assets and to promote a focus on overall operational efficiency and results, the performance based annual cash incentive bonus programs was recalibrated in 2013 in order to place more emphasis on combined operational and financial results rather than the performance of particular assets. Accordingly, the Committee revised the 2013 cash incentive compensation plan ("ICP") for corporate executives to include (i) an operational component worth 80% of the total bonus and (ii) a corporate performance component worth 20% of the total bonus. The operational component included (i) an assigned relative weight and (ii) threshold, target and minimum levels for 2013 based on combined operational performance across both our California and Wyoming operations. The corporate performance component, on the other hand, was decided at the discretion of the Compensation Committee, with input from the CEO, based on overall corporate performance with respect to metrics including acquisitions, divestitures, stock price appreciation and overall financial measures. The requirement for a minimum operating cash flow achievement before any bonus would be paid was retained from prior years such that, if cash flow did not exceed a predetermined minimum, no bonus would be payable under the 2013 ICP. For 2013, the minimum requirement was set at $67.2 million from operations in California (excluding G&A but including cash cost of P&A expense), before capital expenditures, and $4.0 million from operations in Wyoming.

        Provided that the minimum operating cash flow requirement was achieved, the operational component of the 2013 ICP bonus would be calculated based upon attaining targeted measures as follows:

2013 Measure of Performance	Relative Weight	Metric Target Performance	Maximum Percentage of Bonus Range
Net Oil Production (MMbbls)	30%	1.108 – 1.257	25% to 100%
Net Gas Production (Bcf)	10%	6.2 – 7.2	25% to 100%
Net Oil lease operating expenses per Bbl	10%	$14.89 – $16.39(1)	25% to 100%
Net Gas lease operating expenses per Mcf	10%	$0.90 – $1.20(1)	25% to 100%
California drilling expenditure cost control	10%	Reduce costs by 5.6% to 8.8% of budgeted costs(2)	25% to 100%
Wyoming midstream net cash flow (millions)	10%	$2.5 – $3.25	25% to 100%
Forming of Wyoming Federal units	10%	Agreed upon targets	25% to 100%
WY acquisitions and joint ventures	10%	Agreed upon targets	25% to 100%

(1)
Excludes compression, taxes, plugging and abandonment, transportation and fuel gas expenses.

(2)
Metric target varies and is a function of performance against budget dependent upon formation, location and depth of well.

        In addition, the Committee and the Board, with input from the CEO, has the subjective discretion to adjust incentive compensation plans based upon circumstances such as unforeseeable market events and performance issues. However, this discretion does not permit increases to total aggregate bonus amounts under the relevant plan.

        Individual Target Bonus Opportunities.    Our NEOs are paid an annual bonus that corresponds to a percentage of their annual salary (their target bonus) multiplied by the rate of company performance (metric target performance multiplier). In addition, the Compensation Committee also may make an adjustment of up to 10% to the final cash bonus payment for any NEO based on individual performance. This adjustment allows the Compensation Committee to recognize an individual's level of contribution that may otherwise not be reflected in the overall incentive performance score. Payment of annual cash incentive bonuses to our executive officers is not guaranteed and is dependent upon our actual performance during the fiscal year, including meeting at least the "minimum" performance targets.

Target Bonus ($)	X	Metric Target Performance Multiplier (%)	X	Individual Results (%)	=	Bonus Payment(1)
Base salary times applicable target incentive multiplier		Derived from aggregating the target bonus of all participants in the incentive plan and achievement of identified corporate operating and financial goals		Based on each executive officer's achievement of individual goals tied to the corporate operating plan and financial objectives

(1)
Subject to reduction if certain minimum cash flow from operations are not achieved.

        The allocation of each NEO's individual targets and percentages for 2013 was determined by (i) the Compensation Committee with respect to the bonus awarded to our CEO and (ii) the Compensation Committee and our CEO with respect to the bonus awarded to other NEOs.

        In 2013, based on the relative weightings, the actual operational component results were 41% of target and the actual corporate performance component results were 100% of target, which resulted in a total weighted rate of performance achievement of 53% for each of Mr. Epstein and Mr. Skelly under the 2013 ICP.

        Since Mr. Dowell did not become a corporate executive until midway through 2013, he did not participate in the 2013 ICP as a corporate executive. Accordingly, his total rate of performance achievement did not include a component for corporate performance and was 100% (instead of 80%) based on the operational performance component. As a result, Mr. Dowell's total rate of performance achievement under the 2013 ICP was 41%.

        The 2013 Performance-Based Annual Cash Incentive Bonuses were calculated as follows:

Name	Target Bonus Payout as a Percent of Salary	Rate of Company Target Performance Achievement	Actual Bonus Paid as a % of Salary	Final Cash Bonus Payment ($)
Philip A. Epstein	100%	53%	53%	292,050
Stewart P. Skelly	65%	53%	35%	85,622
Robert M. Dowell	50%	41%	21%	50,593

        Bonuses under the performance based cash incentive plan are typically paid out in cash during the first quarter of the year following the fiscal year in which they are earned. The 2013 performance based cash incentive plan awards were paid in early March 2014.

        The ICP bonus structure is reviewed annually to ensure that the design and payment structure is consistent with our compensation philosophy and competitive with our designated E&P Peer Group.

Long-term Incentive Compensation

Equity Incentives

        The equity incentive component of our executive compensation program consists of grants of

  (i)
  annual performance-based stock options and restricted stock units, and

  (ii)
  new-hire stock options and restricted stock units.

        We use equity compensation to motivate and reward strong long-term performance and retain valued executives, as equity compensation typically vests over a period of three years after the date of grant. New-hire equity grants also act as a means to attract qualified candidates. Warren strongly believes that equity awards serve to align the interests of its executives with those of its stockholders. By having a substantial portion of the executive officer's target compensation tied to equity compensation, the Compensation Committee believes executives will be motivated to align themselves with our stockholders and take actions that will benefit us in the long term.

        The Compensation Committee, with input from our CEO and CFO, determined the level of equity compensation opportunity based upon competitive data and each executive officer's relative position, responsibilities, performance over the previous fiscal year, and anticipated future performance and responsibilities. Determinations with respect to the CEO's equity compensation opportunity were made by the Committee in executive session.

Stock Options

        Based on our compensation philosophy, a substantial portion of our compensation program rewards the long-term performance of our Company and is aimed at the retention of NEOs. Stock options are granted to NEO's upon their initial hire and through ongoing annual grants and are also granted to reflect promotions and significant changes in responsibility. Although the expense of stock options affects our financial statements negatively, we continue to believe that this is an important element of compensation that encourages NEOs to focus on our long-term financial and operational performance and encourages NEOs to work toward the creation of stockholder value.

        Stock options were granted with an exercise price that was equal to the fair market value of our common stock based on the closing sales price on the grant date. As a result, the executives will only be able to realize value if our common stock price rises and our stockholders also realize value. In order to provide an incentive for continued employment, stock options granted under the Stock Incentive Plans generally are "time-based" and generally vest 1/3rd one year after grant, 1/3rd after two years after grant and 1/3rd after three years after grant. Stock option grants generally expire five years from the date of the grant. This schedule provides a reasonable time frame to align each NEO's compensation with the appreciation of the Company's stock price, while managing potential dilution effectively.

        Initial stock option grants and annual option grants for plan participants are generally determined and targeted within ranges established for each job level. These ranges are established based on our desire to position compensation levels relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective, and to ensure option usage consistent with option pool forecasts. In 2013 and 2014, the Compensation Committee allowed employees to make an election between options and restricted stock units using a 3 to 1 conversion ratio.

Option Grant Practice

        Commencing in 2007, the Compensation Committee delegated the authority to make initial option grants to new employees (within an approved range) to the CEO within a pre-approved compensation matrix. All new employee grants in excess of the CEO limit, subsequent grants to existing employees and any grant to executives are approved by the Compensation Committee.

        For annual equity grants to all employees, the Compensation Committee reviews and approves recommendations from the CEO. The policy of the Compensation Committee is for these grants to be made no sooner than two business days after our previous year earnings release and our annual report on Form 10-K is filed with the SEC. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual, and to balance such performance against our expectations for the current year. This timing also ensures that all current financial and operating information is made publicly available before any grants are made. For 2013, these annual grants were made to employees on March 11, 2013. We do not time the granting of our options or restricted stock units with any favorable or unfavorable news released by the Company.

        Option grants historically have been made in the form of non-qualified stock options. As of February 25, 2014, the Compensation Committee has approved the issuance of future grants in the form of incentive stock options to the extent permissible under applicable law and rules. Incentive stock options confer certain tax benefits on eligible holders, which will make our option grants more attractive to qualified candidates and valued employees. In the event that the recipient of such incentive stock options is unable to comply with the requirements for eligibility, the incentive stock options will generally revert to the status of non-qualified stock options.

Restricted Stock Grant Practice

        Restricted stock awards (including restricted stock units) provide NEOs an opportunity to receive shares of Company provided they remain employed with the Company for a set period of time. Awards of restricted stock and units provide a valuable retention element to the overall compensation package for our NEOs. As with stock options, restricted stock awards provide a stock ownership vehicle and direct link to stockholder value creation since the value of the award can fluctuate up or down with changes in the Company's stock price. Restricted stock awards typically vest equally over three years from the date of grant.

        The following table shows a comparison of the annual stock option and restricted stock grants made to the NEOs during fiscal years ended 2013 and 2012:

	2013		2012
NEO	Stock Option Awards	Restricted Stock Awards	Stock Option Awards	Restricted Stock Awards
Philip A. Epstein	—	695,000(1)	—	695,000(2)
Timothy A. Larkin	130,000	—	—	62,464
David E. Fleming	75,000	—	—	30,720
Stewart P. Skelly	—	25,000	—	38,400
Robert M. Dowell	—	28,333	—	32,768

(1)
On January 2, 2013, Mr. Epstein was granted restricted shares of common stock ("Restricted Shares") that will vest, if at all, based on the average closing trading price ("ACTP") of the Company's common stock over any period of thirty (30) consecutive trading days (a "Thirty Day Period") occurring during the period commencing on January 2, 2013 and ending on the last business day occurring before January 2, 2018 as follows: (i) 115,833 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds $4.00, and (ii) an additional 96,528 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds any higher whole dollar increment ranging from $5 to $10. The first 115,833 Restricted Shares vested on March 14, 2014.

(2)
On December 5, 2012, Mr. Epstein was granted restricted shares of common stock ("Restricted Shares") that will vest, if at all, based on the average closing trading price ("ACTP") of the Company's common stock over any period of thirty (30) consecutive trading days (a "Thirty Day Period") occurring during the period commencing on December 5, 2012 and ending on the last business day occurring before December 5, 2017 as follows: (i) 115,833 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds $4.00, and (ii) an additional 96,528 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds any higher whole dollar increment ranging from $5 to $10. The first 115,833 Restricted Shares vested on March 14, 2014.

Severance Plan

        We maintain the Warren Resources, Inc. Severance Plan (the "Severance Plan"), which offers severance payments to our full-time salaried employees who have achieved certain minimum tenure with the Company (other than the CEO or employees subject to collective bargaining agreements) upon certain involuntary terminations of employment. For included executive officers, the payments under the Severance Plan may be summarized as follows:

  •
  Upon an involuntary termination of employment without cause occurring in the absence of a change in control of the Company, the Severance Plan provides a lump sum severance payment equal to two weeks of the employee's base salary for each year of employment with the Company, with a minimum of four months and a maximum of six months base salary.

  •
  In the event there is a change in control of the Company and employment is involuntarily terminated without cause within two years thereafter, the Severance Plan provides a lump sum severance payment equal to the sum of fifty percent of the employee's base salary, fifty percent of the average of the employee's incentive bonus for the three years preceding termination, and the pro-rated portion of the employee's current year incentive bonus.

  •
  The Severance Plan does not provide for any accelerated vesting or other enhancement of terms with respect to any of the outstanding equity awards held by our executive officers.

        We maintain the Severance Plan to enhance employee dedication, objectivity, and productivity and encourage retention in the event of an actual or threatened change in control. The Severance Plan also represents a significant step towards providing a standard set of payments and benefits to new and current executive officers and employees, thereby reducing our reliance on individual contracts. In addition, the Severance Plan better aligns the interests of our executive officers with those of our stockholders by enabling our executive officers to consider corporate transactions that are in the best interests of our stockholders and other stakeholders without undue concern over whether a transaction may jeopardize their employment. We have intentionally structured the payments and benefits under the Severance Plan in the event of a change in control to be subject to a "double trigger," which means payments accrue only if the relevant employee loses employment in connection with the change in control. This arrangement is consistent with the purpose of the plan, which is to provide our executive officers with a guaranteed level of financial protection only upon a loss of employment.

        For further information about the Severance Plan, including an estimate of the potential payments and benefits that would be received by the NEOs upon termination of employment under certain defined circumstances, see the section titled "Estimated Benefits Upon Termination" below.

Stock Ownership Guidelines

        Effective November 1, 2012, the Compensation Committee approved stock ownership guidelines for our NEOs. Under these guidelines, our CEO should hold Company equity valued at least 5 times his base salary, CFO and any executive vice president should hold Company equity valued at least 3 times his base salary and senior vice president and vice president level executives should hold equity valued at least 2 times their respective base salaries. When calculating equity holdings, we include shares beneficially owned by the executive as well as the "in-the-money" value of vested stock options. In general, NEOs will be expected to meet the ownership guidelines within three years of appointment to their position. We will begin reporting on compliance after the third anniversary of the effective date of the policy which is the first date on which relevant officers will be responsible for compliance.

Compensation Recovery Policy

        The Board of Directors has adopted a recoupment or "clawback" policy for equity incentive awards (including any proceeds, gains or other economic benefit actually or constructively received by the participant upon any receipt or exercise of any equity award or upon the receipt or resale of any shares underlying the equity award) paid to executive officers. The policy provides that in the event that there was a material restatement of incorrect financial or operating results, the Committee will seek reimbursement of the incremental portion of equity incentive awards paid to executive officers in excess of the awards that would have been paid based on the restated results. The Committee may look back over the three-year period prior to the restatement for the recoupment and may look to current and former executives. All equity awards are subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable equity award agreement.

Insider Trading Restrictions and Policy Against Hedging

        Our insider trading policy prohibits directors, employees and certain of their family members from purchasing or selling any type of security, whether issued by us or another company, while such person is aware of material non-public information relating to the issuer of the security or from providing such material non-public information to any person who may trade while aware of such information. Trades by directors and executive officers are prohibited during certain prescribed blackout periods and are required to be pre-cleared by appropriate Company personnel. This policy also prohibits directors and executive officers from engaging in "short sales" with respect to our securities, entering into "derivative" transactions, including exchange-traded put or call options, with respect to our securities, or engaging in hedging or monetization transactions, such as collars or forward sale contracts, with respect to our securities.

Retirement and Deferred Compensation Benefits

        We do not provide our executive officers with a defined benefit pension plan or any supplemental executive retirement plans, nor do we provide our executive officers with retiree health benefits. All of Warren's employees, including the NEOs, may participate in Warren's 401(k) Retirement Savings Plan, which provides for a matching contribution by Warren of a portion of the employee's matching contribution. The Company has a safe harbor matching plan where the Company contributes up to 100% of the participants' 401(k) contributions, up to a maximum of 3% of the participants' compensation plus 50% of the next 2% of the active participants' compensation. The Company's contributions under the "safe harbor" plan vest immediately.

Relationship between Compensation Plans and Risk

        The Compensation Committee conducts a risk review of the Company's compensation programs to assess whether any of our incentive compensation plans, either individually or in the aggregate, would encourage executives or employees to undertake unnecessary or inappropriate risks that were reasonably likely to have a material adverse impact on the Company. The Committee reviews the external risk assessment of our variable pay plans and considers several factors including the type of plan, the number of participants in each plan, the participants' level within the organization, the target and maximum payment potential and the performance criteria under each plan, and risk mitigating controls in place for each plan. In the assessment, the Committee and management evaluates those plans that were identified as having the potential to deliver a material amount of compensation, which are the annual and long-term incentive plans that are described earlier in this Compensation Discussion and Analysis. The Committee has concluded that it is not reasonably likely that risks arising from our compensation policies and practices would have a material adverse effect on the Company due to a variety of factors. In reaching this conclusion, the Committee considered the following factors:

  •
  our compensation program is designed to provide a mix of both fixed and variable incentive compensation;

  •
  our compensation program is balanced between a variety of different measures and both short-term and long-term incentives designed to reward execution of our short-term and long-term corporate strategies;

  •
  we allocate compensation among base salary, annual cash incentives, stock options, restricted stock units and performance shares, including both service-based and performance-based criteria;

  •
  the annual incentive component of our executive compensation program involves cash-based plan awards that are payable if, and only to the extent that, pre-established corporate financial and individual performance objectives are achieved;

  •
  incentive compensation includes components that vest over an extended period;

  •
  executives are required to own a specified level of shares in order to comply with the share ownership guidelines, encouraging long-term focus on enhancing shareholder value; and

  •
  we have adopted a "clawback" policy applicable to all officers that is designed to allow the Company to recoup incentive compensation paid if there is a restatement or misconduct, including fraud.

2014 EXECUTIVE COMPENSATION

        For 2014, we will compensate our NEOs with a compensation program consisting of base salary, short term incentive compensation, long term incentive compensation and other benefits.

        In setting the 2014 executive compensation plan, the Compensation Committee considered the results of the shareholder advisory vote on executive compensation at the 2013 Annual Meeting and continued to review the compensation plans and practices for alignment with performance and stockholder interests. The overall compensation program for 2014 is consistent with the program in 2013.

2014 Base Salary

        The Compensation Committee has set the NEOs' 2014 salaries, commencing in March 2014, as follows:

Executive Officer	2014 Salary($)	Increase from Prior Year
Philip A. Epstein	575,000	4.6%
Stewart P. Skelly	275,000	10.8%
Robert M. Dowell	275,000	12.2%

        Mr. Epstein's salary increases were based primarily on customary salary increases commensurate with inflation and cost of living adjustments consistent with industry practice. The salary increases for Mr. Skelly and Mr. Dowell primarily reflected year over year changes in responsibilities and were calibrated to make their salary consistent with their new responsibilities as Chief Financial Officer and Vice President and General Manager, respectively.

2014 Performance-Based Annual Cash Incentive Bonus Program

        On February 25, 2014, the 2014 incentive compensation plan ("ICP") was approved by the Committee and the Board. The 2014 ICP has (i) an assigned relative weight and (ii) threshold, target and maximum levels for 2014. No bonus will be paid if minimum levels of EBITDA are not achieved. The target measures of performance for the NEO's in 2014 are as follows:

2014 Measure of Performance(1)	Relative Weight
Growth measured by oil and gas production (Mmboe)	40%
F&D Costs
Oil(2)	10%
Gas(2)	10%
EBITDA(3)	20%
Discretionary	20%

(1)
If minimum EBITDA (excluding unrealized gains and losses on derivatives) is not achieved, no bonus will be paid.

(2)
Excludes internal overhead allocation.

(3)
Excludes unrealized gain and losses on derivatives.

        Target bonuses for the 2013 NEOs were unchanged for 2014, with the exception of the target bonus opportunity for Mr. Dowell, which was increased to 62.5% to reflect his new role. The allocation of each NEO's individual targets and percentages for 2014 will be determined by (i) the Compensation Committee with respect to the bonus awarded to our CEO and (ii) the Compensation Committee and our CEO with respect to the bonus awarded to other NEOs.

        The Committee and the Board retain the discretion to adjust the ICP targets when market conditions or other events occur that could not be anticipated in the design of the ICP at the beginning of the year. Examples include acquisitions and divestitures completed over the course of the year or other events outside our control such as disruptions in access to crude oil and natural gas markets.

 COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

        The following Summary Compensation Table sets forth summary information concerning the compensation earned, for services to the Company in all capacities, by our current principal executive officer (our CEO), our former and current principal financial officer (our CFO), and our two other most highly compensated executive officers (other than the persons that served as our CEO and CFO during 2013) who were served as executive officers in 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Philip A. Epstein(5)	2013	550,000	292,050	1,133,686	—	10,200	1,985,936
Chief Executive Officer and	2012	33,846	25,074	1,017,180	—	—	1,076,100
Chairman of the Board	2011	—	—	—	—	—	—
Timothy A. Larkin(6)	2013	352,041	—	—	178,100	10,200	540,341
EVP and Former	2012	337,803	218,683	181,770	—	11,710	749,966
Chief Financial Officer	2011	329,557	255,194	290,758	—	11,510	887,019
David E. Fleming(7)	2013	301,608	—	—	102,750	257,016(7)	661,374
Former SVP and	2012	313,709	127,944	89,395	—	13,014	544,062
General Counsel &	2011	306,052	148,121	134,196	—	12,814	601,183
Secretary
Stewart P. Skelly	2013	246,348	85,622	68,750	—	10,200	410,920
Vice President and	2012	235,165	99,468	111,744	—	9,800	456,177
Chief Financial Officer	2011	225,737	124,668	156,562	—	9,800	516,767
Robert M. Dowell	2013	238,766	50,593	77,916	—	12,000	379,275
Vice President of Operations	2012	209,754	68,027	95,355	—	12,000	385,136
and General Manager	2011	202,079	88,151	134,196	—	12,000	436,426

(1)
Salary increases for the year are usually approved by the Compensation Committee and implemented in March of each year. Cash incentive bonuses are usually paid in March of the following year for performance in the previous year.

(2)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note D—Stockholders' Equity of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2013. For information regarding the non-option stock awards granted to the NEOs in 2013, please see the Grants of Plan-Based Awards Table.

(3)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note A—Organization and Accounting Policies of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2013. For information regarding the option awards granted to the NEOs in 2013, please see the Grants of Plan-Based Awards Table.

(4)
Amounts reflect 401(k) matching contribution of approximately $10,200 in 2013 and $9,800 in each of 2012 and 2011 and life insurance premiums paid by the Company during the covered fiscal year for the benefit of the NEO or his designee in 2012 and 2011.

(5)
Mr. Epstein's 2012 compensation reflects partial year employment, as he joined the Company effective December 5, 2012.

(6)
Mr. Larkin stepped down as CFO on July 8, 2013 and as Executive Vice President effective January 21, 2014. Amounts in this table do not include a final cash severance payment of $400,000 paid to Mr. Larkin in January of 2014, which are set forth in the table under "Estimated Benefits Upon Termination".

(7)
Mr. Fleming stepped down as Senior Vice President, General Counsel and Secretary on November 25, 2013. Accordingly, his "All Other Compensation" includes a final cash severance payment in the amount of $246,816, which reflects his contractual severance of $246,916, net of incidental payments due from Mr. Fleming for telephone costs, and the amounts received for 401(k) matching as set forth under footnote (4) above.

Grants of Plan-based Awards Table for 2013

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards	All Other Stock Awards	All Other Option Awards
Name	Grant Date	Target ($)	Number of Shares Underlying Stock or Units #(1)	Number of Securities Underlying Options #(2)	Exercise or Base Price Of Options(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)(4)
Philip A. Epstein	1/2/13	4 - 10	695,000	—	—	1,133,686
Timothy A. Larkin	3/11/13	—	—	130,000	2.75	178,100
David E. Fleming	3/11/13	—	—	75,000	2.75	102,750
Stewart P. Skelly	3/11/13	—	25,000	—	—	68,750
Robert M. Dowell	3/11/13	—	28,333	—	—	77,916

(1)
Reflects the number of restricted stock units awarded in 2013. Except with respect to the grant of performance-vesting shares of restricted stock to Mr. Epstein, which is described in detail in footnotes (1) and (2) under the table summarizing annual stock option and restricted stock grants in 2013 and 2012 and in the description of Mr. Epstein's employment agreement under "NEO Employment Arrangements", restricted stock unit awards vest equally over three years, beginning with the first anniversary of the date of grant.

(2)
Reflects the number of stock options each named executive officer was awarded in 2013. These options vest equally over three years, beginning with the first anniversary of the date of grant, and have a term of five years.

(3)
The exercise price for option and stock awards is set as the closing stock price on the date of grant. Annual stock and option awards are granted as a matter of Board policy two business days after the date of the Company's filing of its Annual Report on Form 10-K and related earnings press release.

(4)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the grant date fair value of the awards made to named executives in 2013 computed in accordance with ASC 718.

        Annual restricted stock and stock option awards approved by the Compensation Committee are based upon performance measures achieved during the prior year. Additionally, as a retention tool, grants to NEOs (other than those issued to Mr. Epstein in connection with his employment agreement) are typically time-based, vesting over a three year period from the date of grant. According to the Stock Incentive Plans, fair market value that is used to determine the exercise price for option grants is defined as the NASDAQ closing price of the Company's common stock on the grant date. Shares of restricted stock (including restricted stock units) granted to NEOs and options granted during 2013 vest

1/3rd on the first anniversary of the grant date, 1/3rd on the second anniversary of the grant date and 1/3rd on the third anniversary of the grant date.

        We adopted ASC 718 on January 1, 2007, see Note A under Item 8 of the 2013 Annual Report on Form 10-K. The grant date fair value of the 2013 option awards to employees is calculated using the Black-Scholes valuation model using the following weighted average assumptions:

Assumptions	Rate
Average risk free interest rate	0.53%
Average expected term (years)	3.5
Average expected volatility	71%

NEO Employment Arrangements

        The Company currently has the following written agreements with the designated NEO:

Philip A. Epstein

        We entered into an employment agreement, dated December 5, 2012, as amended pursuant to that certain First Amendment to the Executive Employment Agreement entered into as of March 25, 2014 (collectively, the "Epstein Employment Agreement"), with Philip A. Epstein, our president, CEO and Chairman. The Epstein Employment Agreement provides for a base salary of $550,000 per year for 2013 and 2014, subject to annual adjustment at the discretion of the Board of Directors (or the Compensation Committee thereof), participation in our standard benefit plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Effective as of February 26, 2014, the Board of Directors increased Mr. Epstein's base salary to $575,000 per year, payable in semi-monthly installments in accordance with the payroll practices of the Company, less all required withholdings for benefits, federal, state and local taxes, if any.

        The Epstein Employment Agreement also includes performance-based equity awards of 1,390,000 restricted shares of common stock ("Restricted Shares") that vest, if at all, based on the average closing trading price of Warren Resources, Inc.'s common stock over any period of thirty (30) consecutive trading days ("Thirty Day Period") occurring during the period commencing on December 5, 2012 with respect to 695,000 Restricted Shares and on January 2, 2013 with respective to another 695,000 Restricted Shares and ending on the last business day occurring before the fifth anniversary of the Effective Dates as follows: (i) 231,666 Restricted Shares on the first day that the average closing trading price ("ACTP") for any Thirty Day Period equals or exceeds $4.00, and (ii) an additional 193,056 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds any higher whole dollar increment ranging from $5 to $10. On March 14, 2014, 231,666 Restricted Shares of the 1,390,000 Restricted Shares of common stock granted under the Epstein Employment Agreement vested pursuant to the terms thereof.

        Under the Epstein Employment Agreement, if Mr. Epstein's employment is terminated without cause or he terminates for "Good Reason", as defined in the agreement, and he executes a full and general release in favor of, and satisfactory to the Company, Mr. Epstein will be entitled to (i) termination compensation equal to two (2) times his annual base salary, (ii) an amount equal to his prorated bonus compensation for the year of termination, (iii) accelerated prorated vesting of his then unvested Time-Based Equity Awards, and (iv) an extension of the time period during which he may exercise his then outstanding stock options, to the extent vested on the date of termination (taking into account the accelerated prorated vesting), until the earlier of (A) ninety (90) days from the date of termination, but excluding any stock trading blackout days, and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances.

        Additionally, if there is a "change in control" event ("CIC Event") (as defined in the Epstein Employment Agreement) and his employment is terminated within two (2) years of the CIC event, Mr. Epstein will be entitled to (1) termination compensation equal to (a) two and one-half (2.5) times his annual base salary, (b) an amount equal to the average of his annual bonus for the prior 3 years (excluding 2012), plus (c) his prorated bonus compensation for the year of termination and certain unvested stock options and restricted common stock may become immediately vested; (2) accelerated pro-rated vesting of any Time-Based Equity Awards (as defined in the Epstein Employment Agreement); and (3) an extension of the time period during which he may exercise his then outstanding stock options, to the extent vested on the date of termination (taking into account the accelerated vesting provided in Section 4.3(a) of the Epstein Employment Agreement), until the earlier of (a) ninety (90) days from the date of termination, but excluding any stock trading blackout days, and (b) the latest date upon which such stock options would have expired by their original terms under any circumstances. In the event of a CIC, any unvested Restricted Shares shall become vested based upon the price at which the CIC occurs, as if such price constituted the ACTP for a thirty day period; provided that for a price between whole dollar amounts, a marginal number of Restricted Shares vesting shall be determined based on a straight line interpolation between whole dollar amounts. Any Restricted Shares that do not vest on such event shall continue to be held subject to vesting based upon the formula, provided that if the Company's common stock is no longer publicly traded, vesting shall be determined annually within ninety (90) days following the end of each fiscal year of the Company based on the fair market value of the Company's common stock determined by a nationally recognized independent accounting firm using valuation factors that are consistent with Section 409A of the Internal Revenue Code and Treas. Reg. §1.409A-1(b)(iv)(B). Under the Epstein Employment Agreement, in the event that a Change of Control (as defined in the Epstein Employment Agreement) is consummated, Mr. Epstein is entitled to receive (i) accelerated vesting in full of his then unvested Time-Based Equity Awards and (ii) an extension of the time period during which he may exercise his then outstanding stock options, to the extent vested on the date of consummation (taking into account the accelerated vesting), until the earlier of (A) one (1) year from the date of consummation and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances.

        After the initial term of two (2) years, the Epstein Employment Agreement automatically renews for an additional year on each anniversary of the effective date of the agreement, unless we notify Mr. Epstein or he notifies us in writing 60 days prior to such anniversary that we, or he, is not renewing the Epstein Employment Agreement. If the Epstein Employment Agreement is not renewed by the Company, it shall be treated as a termination without cause.

Separation Agreement with Timothy A. Larkin

        Effective January 21, 2014, Mr. Timothy A. Larkin, Executive Vice President—Mergers and Acquisitions, of the Company departed the Company. On January 21, 2014, the Company and Mr. Larkin entered into a Confidential Settlement Agreement and General Release (the "Larkin Separation Agreement"). Mr. Larkin had been employed by the Company pursuant to that certain Employment Agreement dated as of July 15, 2013 (the "Larkin Employment Agreement"). Pursuant to the Larkin Separation Agreement, Mr. Larkin granted a general release of claims in exchange for the severance consideration and benefits provided to him under the Larkin Employment Agreement, as summarized below:

  •
  a severance payment of $400,000;

  •
  COBRA continuation coverage paid in full by the Company for nine (9) months following the date of separation of employment;

  •
  accelerated prorated vesting of his unvested equity-based awards that vest based solely on continued employment or service with the Company, which amount is 43,788 restricted stock units and 43,333 stock options exercisable at $2.75 per share; and

  •
  an extension of the time period during which he may exercise his then outstanding stock options, to the extent vested on the date of separation (taking into account the accelerated prorated vesting), until the earlier of (A) ninety (90) days from the date of separation, but excluding any stock trading blackout days, and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances.

Separation Agreement with David E. Fleming

        Effective November 25, 2013, Mr. David E. Fleming, Senior Vice President, General Counsel and Corporate Secretary of the Company departed the Company. Mr. Fleming had been employed by the Company pursuant to that certain Employment Agreement dated as of July 15, 2013 (the "Fleming Employment Agreement"). Pursuant to the Fleming Employment Agreement, Mr. Fleming granted a general release of claims in exchange for the severance consideration and benefits provided to him under the Fleming Employment Agreement, as summarized below:

  •
  a severance payment equal to nine (9) months of his annual salary, which amounted to $246,916;

  •
  COBRA continuation coverage paid in full by the Company for nine (9) months following the date of separation of employment;

  •
  accelerated prorated vesting of his unvested equity-based awards that vest based solely on continued employment or service with the Company, which amount is 20,840 restricted stock units and 25,000 stock options exercisable at $2.75 per share; and

  •
  an extension of the time period during which he may exercise his then outstanding stock options, to the extent vested on the date of separation (taking into account the accelerated prorated vesting), until the earlier of (A) ninety (90) days from the date of separation, but excluding any stock trading blackout days, and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances.

Change of Control Agreements with Robert Dowell and Stewart Skelly

        We entered into a change of control agreement with each of Mr. Dowell and Mr. Skelly (collectively, the "CIC Agreements"). Pursuant to the CIC Agreements, if the Company undergoes a "Change of Control" (as defined in the CIC Agreements), then all outstanding equity awards granted by the Company to each of Mr. Dowell and Mr. Skelly prior to the Change of Control shall become fully vested immediately on the effective date of the Change of Control and may be exercised for a period of one (1) year thereafter. Furthermore, pursuant to the CIC Agreements, if Mr. Dowell or Mr. Skelly does not receive a job offer from the Company or the acquirer within ninety (90) days after the Change of Control for annual cash compensation that is within fifteen (15%) percent of his then current annualized base salary, the Company shall pay to him a cash severance payment equal to three (3) months of his then current base salary, provided that he has complied with the terms of his respective CIC Agreement. For further information regarding severance payments payable to Mr. Dowell, Mr. Skelly and executives who are not NEOs upon a change of control, see the section titled "Severance Plan".

 OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2013

        The following table reflects outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2013 for each of the named executives. The table also reflects unvested and unearned stock awards assuming a market value of $3.14 a share (the closing stock price of the Company's stock on December 31, 2013).

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested($)
Philip A. Epstein(2)	—	—	—	—	1,390,000	(1)	4,364,600
Timothy A. Larkin(3)	160,000	—	2.42	3/5/15	64,609		202,872
	—	130,000	2.75	3/11/18	—		—
David E. Fleming(4)	60,000	—	2.42	3/5/15	—		—
	25,000	—	2.75	3/11/18	—		—
Stewart P. Skelly	65,000	—	2.42	3/5/15	62,967	(5)	197,716
Robert M. Dowell	27,300	—	2.42	3/5/15	60,778	(5)	190,843

(1)
In the event of a "change in control" of Warren (as defined in Mr. Epstein's employment agreement), all of these unvested stock options and restricted common stock awards become immediately vested.

(2)
On January 2, 2013, Mr. Epstein was granted 695,000 restricted shares of common stock ("Restricted Shares") that will vest, if at all, based on the average closing trading price ("ACTP") of the Company's common stock over any period of thirty (30) consecutive trading days (a "Thirty Day Period") occurring during the period commencing on January 2, 2013 and ending on the last business day occurring before January 2, 2018 as follows: (i) 115,833 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds $4.00, and (ii) an additional 96,528 Restricted Shares on the first day that the ACTP for any Thirty Day Period equals or exceeds any higher whole dollar increment ranging from $5 to $10. The first 115,833 Restricted Shares vested on March 14, 2014.

(3)
Mr. Larkin stepped down as CFO effective July 8, 2013 and as Executive Vice President effective January 21, 2014.

(4)
Mr. Fleming stepped down as Senior Vice President, General Counsel and Secretary on November 25, 2013.

(5)
In the event of a "change in control" (as defined in the relevant executive's change in control agreement), all of these unvested stock options and restricted common stock awards become immediately vested if the executive's employment is terminated.

 OPTIONS EXERCISED AND STOCK VESTED DURING 2013

        The following table summarizes the stock options exercised by the NEOs during the year ended December 31, 2013 on an aggregated basis and stock awards that vested during 2013 for each NEO.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting	Value Realized Upon Vesting ($)
Philip A. Epstein	—	—	—	—
Timothy A. Larkin	230,000	550,345	43,788	115,166
David E. Fleming	55,000	131,852	41,680	119,172
Stewart P. Skelly	90,000	215,568	25,166	66,101
Robert M. Dowell	20,666	51,574	21,523	56,535

ESTIMATED BENEFITS UPON TERMINATION

        The table below reflects potential payments to our NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change of control or termination of employment of each NEO, assuming a December 31, 2013 termination date, and, where applicable, using the closing price of our common stock of $3.14 per share (as reported on the NASDAQ Stock Market as of December 31, 2013).

        As further discussed above in "Compensation of Named Executive Officers—NEO Employment Agreements," effective November 25, 2013 and January 21, 2014, respectively, Messrs. Fleming and Larkin departed the Company.

	Termination Without Cause					Termination Upon Change in Control
Name	Salary Based Severance (A)($)	Bonus Based Severance (B)($)	Long-Term Award Payouts(1) (C)($)	Other (D)($)(3)	Total (A+B+C+D) ($)	Salary Based Severance (A)($)	Bonus Based Severance (B)($)	Long-Term Award Payouts(1)(4) (C)($)	Other (D)($)(3)	Total (A+B+C+D) ($)
Philip A. Epstein	1,100,000	292,050(6)	—	—	1,392,050	1,375,000	584,100(7)	—	—	1,959,100
Timothy A. Larkin(2)	400,000	—	154,394	20,194(5)	574,588	400,000	—	154,394	20,194(5)	574,588
Stewart P. Skelly	123,174	—	—	—	123,174	123,174	137,248(3)	197,716	—	458,138
Robert M. Dowell(4)	119,383	—	—	—	119,383	119,383	85,055(3)	190,843	—	395,281

(1)
These amounts represent the value of long-term incentive awards (unvested stock options and the value of unvested restricted stock units) which vest upon a termination without cause or resignation for "good reason" or termination upon a change in control and reflects the in-the-money value of unvested stock options and the value of unvested restricted stock units, all as of December 31, 2013 based upon the closing price of $3.14 per share as reported by the NASDAQ Stock Market.

(2)
These amounts represent the lump sum salary based severance payments, value of long-term incentive awards that vested, and value of COBRA continuation paid to Mr. Larkin under the terms of his separation agreement. Payments to Mr. Larkin were made on January 21, 2014.

(3)
These amounts represent the cash bonus payments payable upon a termination in connection with a change in control under the Severance Plan, which is equal to the sum of (a) fifty percent of the average of the past three years' incentive bonus and (b) the prorated portion of the employee's current year bonus.

(4)
Amounts vest upon a change in control regardless of termination for all executives other than Mr. Larkin.

(5)
This amount represents the value of COBRA continuation paid to Mr. Larkin under the terms of his separation agreement.

(6)
These amounts represent the cash bonus payable to Mr. Epstein upon termination in the absence of change in control, which is equal to the prorated portion of the current year's bonus.

(7)
These amounts represent the cash bonus payable to Mr. Epstein in the event of a termination upon change in control, which is equal to the sum of (a) the average of the prior three years' incentive bonus plus (b) the prorated portion of the current year's bonus.

        Upon a termination without cause or a change of control, the NEO will only receive the severance upon his execution of a mutually acceptable release. The agreements also contain a requirement that the NEOs keep our nonpublic information confidential. Upon termination of employment for any reason not only after a change in control, the NEO agreements provide that the employee will not compete with the Company for a period ranging from 6 months to one year after the termination of the NEO's employment.

        The following are general definitions that apply to the termination scenarios detailed above. These definitions have been summarized and are qualified in their entirety by the full text of the applicable plans or agreements to which our executive officers are parties.

        "Involuntary Termination" is generally defined as any termination that does not result from the following termination events:

  •
  resignation;

  •
  retirement;

  •
  for cause;

  •
  death;

  •
  qualifying disability;

  •
  extended leave of absence; or

  •
  continued failure to perform duties or responsibilities.

        "For Cause" is generally defined as:

  •
  the willful and continued failure of the executive to perform substantially the executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness) or material breach of any material provision in an employment agreement (if applicable), after written demand for substantial performance is delivered to the executive by the Board or the CEO of the Company which specifically identifies the manner in which the Board or CEO believes that the executive has not substantially performed the executive's duties, or

  •
  the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

        A "Change in Control" is generally defined as any one of the following occurrences:

  •
  any individual, entity or group acquires beneficial ownership of 50% or more of either the outstanding shares of our common stock or our combined voting power;

  •
  individuals who constitute the Board (as of the date of either a given change of control contract or an award agreement under our equity plans, as applicable) cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date of either the change of control contract or an award agreement under our equity plans, as applicable, will be deemed a member of the incumbent Board;

  •
  the date of approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation or other entity where (x) stockholders of the Company immediately prior to such merger or consolidation would not beneficially own following such merger or consolidation shares entitling such stockholders to 50% or more of all votes (without consolidation of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the surviving corporation would be entitled in the election of directors, or (y) where the members of the Board of Directors, immediately prior to such merger or consolidation, would not, immediately after such merger or consolidation, constitute a majority of the board of directors of the surviving corporation; or

  •
  the sale of all or substantially all of the assets of the Company.

        "Good Reason" is generally defined as any one of the following occurrences:

  •
  Material diminution in Executive's position, authority, duties or responsibilities;

  •
  any Change of Control event; or

  •
  any material change in the location, as defined in the applicable agreement, where the Executive was employed immediately preceding the relocation.

Compensation Committee Interlocks and Insider Participation

        During 2013, the Compensation Committee consisted of Messrs. Anthony Coelho, Chairman, Chet Borgida, Dominick D'Alleva, and Espy Price. None of these other individuals served as one of the Company's officers or employees at any time during 2013. Additionally, none was formerly an officer of the Company with the exception of Mr. D'Alleva who was our Secretary until 2002 and Mr. Price, who served as interim CEO from June 1, 2012 through December 5, 2012, during which time he resigned from the Compensation Committee. None of the Company's executive officers served during 2013 as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.

Compensation Committee Report

        The Compensation Committee is responsible for establishing and administering the executive compensation programs of the Company. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully Submitted,
THE COMPENSATION COMMITTEE /s/ Anthony Coelho, Chairman /s/ Chet Borgida /s/ Dominick D'Alleva /s/ Espy Price

        The above report of the Compensation Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Director and Officer Indemnification Agreements

        The Company has entered into indemnification agreements with its directors and certain executive officers, in part to enable the Company to attract and retain qualified directors and executive officers. These agreements require the Company, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified and to cover such person under any directors' and officers' liability insurance policy the Company may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Maryland law and are in addition to any other rights the Company's directors and executive officers may have under the Company's restated certificate of incorporation, bylaws and applicable law.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2013, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our stockholders.

Plan	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options and restricted stock	Weighted-average exercise price of outstanding options and restricted stock ($/Sh)	Number of securities remaining available for future issuance under equity compensation plans
2000 Equity Incentive Plan	1,975,000	363,848	2.42	0
2001 Stock Incentive Plan	2,500,000	6,000	2.06	0
2001 Key Employee Stock Incentive Plan	2,500,000	219,321	1.75	0
2010 Stock Incentive Plan	6,950,000	2,799,538	2.29	3,907,296
Total	13,925,000	3,388,707	2.27	3,907,296

        In the event that Warren or Warren E&P is acquired by merger, consolidation, asset sale or equity sale, outstanding options will be assumed, or equivalent options will be issued by the successor corporation. If the successor corporation refuses to assume or substitute the options, the Compensation Committee may accelerate the participants' rights to exercise for a limited period of time after which the options would terminate. With respect to restricted stock awards (including restricted stock units), the Compensation Committee could also elect to terminate any vested awards in exchange for cash payments.

CERTAIN RELATIONSHIPS

Transactions With Related Persons, Promoters And Certain Control Persons

        The Company's Board of Directors has adopted a Code of Ethics and Business Conduct, which prohibits conflicts of interest between a director, officer or employee and the Company. The Code of Business Conduct requires directors, officers and employees to inform the Company of any transaction that involves related parties and that may give rise to a conflict of interest. Our Audit Committee, pursuant to the Audit Committee Charter, has oversight for related person transaction and compliance with our code. The Audit Committee will review, ratify or approve, as necessary, any related person transactions prior to the transaction being entered into, or ratify any related person transactions that have not been previously approved, in which a director, five percent owner, executive officer or immediate family member of any such person has a material interest, and which the transaction is in an amount in excess of $120,000, either individually or in the aggregate of several transactions during any calendar year. Since January 1, 2013, no other director, five-percent owner, executive officer or immediate family member of any such person has had a material interest in a transaction with the Company that exceeded $120,000, and there is no currently proposed transaction exceeding this amount.

PROPOSAL 2—AMENDING THE CHARTER TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF OUR COMMON STOCK

        The Board approved, subject to stockholder approval, the amendment to the Company's Charter to increase the number of shares of our common stock authorized for issuance from 100,000,000 shares to 200,000,000 shares, which would increase the total number of shares of the Company's capital stock from 110,000,000 to 210,000,000. To accomplish the increase in authorized shares of common stock, the Board proposes that Article IV of the Charter be amended and restated in its entirety as set forth in Appendix A to this proxy statement (the "Amendment").

        The proposed form of the Articles of Amendment is set forth in Appendix A to this proxy statement and this discussion is qualified in its entirety by reference to Appendix A. If this proposal is approved, the proposed Amendment will become effective upon the filing of the Articles of Amendment with, and the acceptance for record of the Articles of Amendment by, the State Department of Assessments and Taxation of Maryland, which filing will take place as soon as reasonably practicable following the Annual Meeting.

        The Charter currently authorizes the issuance of 110,000,000 shares of capital stock, 100,000,000 shares of which are designated as common stock, par value $0.0001 per share, and 10,000,000 shares of which are designated as series preferred stock, par value $0.0001 per share.

        At March 31, 2014 we had 73,550,539 shares of common stock outstanding and 3,167,975 shares of common stock reserved for issuance for outstanding options, restricted stock units and equivalents under our equity plans. Also we have 5,352 shares of common stock reserved for issuance upon conversion of our 8% convertible preferred stock and 32,720 shares of common stock reserved for issuance upon conversion of our 12% Convertible Secured Debentures due December 31, 2020, and our 12% Convertible Secured Debentures due December 31, 2022. Accordingly, of the 100,000,000 shares of common stock currently authorized for issuance under the Charter, as of March 31, 2014, we have only 23,243,414 shares of our common stock available for issuance for general corporate purposes.

        Our Board is of the opinion that the proposed increase is consistent with prudent financial management and is in the best interests of the Company and its stockholders as the availability of additional authorized shares will provide us with flexibility to meet business and financing needs as they arise. Our Board believes that the Company should have sufficient authorized but unissued shares for issuance in future stock splits in the form of stock dividends, raising capital, establishing strategic relationships, acquisitions of other companies, businesses or products, equity incentives and compensation for employees and directors, and other transactions that our Board deems are in our best interest. The additional authorized shares of common stock would enable us to act quickly in response to appropriate opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval. The Company has no current plans, arrangements or understandings regarding the additional shares that would be authorized pursuant to this proposal. Moreover, the proposed Amendment will not affect the authorization of any series of preferred stock.

        For the foregoing reasons, we seek stockholder approval to increase our authorized common stock from 100,000,000 to 200,000,000 and make the corresponding change in the aggregate number of shares of all classes of stock which we have authority to issue to 210,000,000.

        If our stockholders approve the Amendment, our Board may cause the issuance of additional shares of common stock without further vote of our stockholders, except as may be required in particular cases by our organizational documents, applicable laws or regulations, or the rules of the NASDAQ Global Market. The additional shares of common stock authorized in the Amendment will have the same rights and privileges as the shares of common stock presently issued and outstanding and will not be entitled to preemptive rights nor will existing stockholders have any preemptive rights to acquire any of those shares when issued. In addition, if our Board causes the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the equity, earnings and voting interests of existing stockholders. The increase in the number of authorized shares of common stock also could discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect, although this is not the intent of our Board in proposing the adoption of the Amendment. The Amendment is not being proposed in response to any known threat to acquire control of the Company.

        The affirmative vote of two-thirds (2/3) of the outstanding shares of our common stock entitled to be cast on the matter is required to approve the Amendment. Abstentions have the same effect as a vote against the Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

"FOR"

THE APPROVAL OF THE AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP
AS INDEPENDENT AUDITORS

        The Audit Committee has appointed Grant Thornton LLP to serve as independent auditors for the fiscal year ending December 31, 2014, and is presenting the selection to the stockholders for ratification. Grant Thornton LLP has served as the Company's independent auditors for many years and is considered by management to be well qualified.

        It is not expected that a representative of Grant Thornton LLP will be present at the Annual Meeting.

Audit Committee

        For many years, the Company has had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of the NASDAQ Stock Market and the New York Stock Exchange. In 2013, the Committee met five (5) times. The Committee has adopted, and annually reviews, a charter outlining the practices it follows; a copy of the charter is available at our website at www.warrenresources.com. The charter complies with all current regulatory requirements.

        The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Audit Committee Report

        The Audit Committee is responsible for monitoring the integrity of the Company's consolidated financial statements, the Company's system of internal controls, the Company's risk management, the qualifications and independence of the Company's independent auditor, the performance of the Company's internal and independent auditors and the Company's compliance with legal and regulatory requirements. We have the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace the Company's independent auditors. The Committee has four independent directors and operates under a written charter adopted by the Board. The Board has determined that each Committee member is independent under the standards of director independence established under our Corporate Governance Policies and the NASDAQ Stock Market listing requirements and is also "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.

        Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and for the report on the Company's internal control over financial reporting. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and for attesting to management's report on the Company's internal control over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management's report on the Company's internal control over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

        We held five (5) meetings during 2013. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management and the Company's independent auditors, Grant Thornton LLP. We discussed with Grant Thornton LLP the overall scope and plans for our audits. We met with Grant Thornton LLP, with and without management present, to discuss the results of their examination and their evaluation of the Company's internal controls.

        We reviewed and discussed the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2 regarding the audit of internal control over financial reporting.

        We reviewed and discussed the Company's guidelines, policies and procedures for financial risk assessment and risk management and the major risk exposures of the Company and its business units, as appropriate. We reviewed and discussed with management its reports on risk management. We also met with the accountants conducting an internal operational review to discuss their findings and evaluation of our internal operation processes and controls.

        We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2013 with management and Grant Thornton LLP. We also reviewed and discussed the unaudited Quarterly Reports on Form 10-Q with management and Grant Thornton LLP. We also discussed with management and Grant Thornton LLP the process used to support certifications by the Company's CEO and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the SEC and the processes used to support management's annual report on the Company's internal controls over financial reporting. We also reviewed and discussed the reviewed Quarterly Reports on Form 10-Q with management and Grant Thornton LLP.

        We also discussed with Grant Thornton LLP matters that independent accounting firms must discuss with Audit Committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        Grant Thornton LLP also provided to the Committee the written disclosures and the letter required by PCAOB Rule 3526 (Independence Discussions with Audit Committees) and represented that it is independent from the Company. We discussed with Grant Thornton their independence from the Company. When considering Grant Thornton LLP's independence, we considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements, reviews of the Company's interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q were compatible with maintaining their independence. We also reviewed, among other things, the audit, audit-related and tax services performed by, and the amount of fees paid for such services to, Grant Thornton LLP. We received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company's audited consolidated financial statements for the year ended

December 31, 2013 be included in the Company's Annual Report on Form 10-K. We have also selected Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2014 and are presenting the selection to the stockholders for ratification.

Dated: April 24, 2014

/s/ Chet Borgida, Chairman /s/ Dominick D'Alleva /s/ Leonard DeCecchis /s/ Marcus C. Rowland

Auditors' Fees

        The following table sets forth the aggregate fees billed to the Company in each of the last two fiscal years by Grant Thornton LLP.

	2013($)	2012($)
Audit Fees(1)	569,000	434,000
Audit Related Fees	—	—
Tax Fees(2)	30,000	25,000
All Other Fees	—	—

Totals	599,000	459,000

(1)
Represents fees for the 2013 audit and quarterly reviews, as well as the preparation of comfort letters, consents and assistance with and review of documents filed with the SEC in 2013, including approximately $431,000 related to the annual audit, $68,000 related to interim reviews, and $70,000 related to services provided in connection with the postponed high yield offering and other SEC regulatory filings. Fees for the 2012 audit and quarterly reviews, as well as the preparation of comfort letters, consents and assistance with and review of documents filed with the SEC in 2012, were approximately $434,000, of which approximately $372,000 related to the annual audit and $62,000 related to interim reviews.

(2)
Represents fees for assisting management in the preparation of the corporate tax return.

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the annual audit of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including quarterly reviews, consents and assistance with and review of documents filed with the SEC, comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally doesn't request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        For 2013 and 2012, 100% of the accounting fees and services were pre-approved by the Audit Committee.

        Ratification of the appointment of the independent auditors requires the holders of a majority of the votes cast on the matter vote "FOR" this proposal. If the stockholders should not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

"FOR"

THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
AS INDEPENDENT AUDITORS.

PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC's rules.

        As discussed in our Compensation Discussion and Analysis above, our executive compensation programs for our NEOs, as well as other executives, are designed to closely align executive rewards with the total return to stockholders and corporate, group and individual performance. Our Compensation Committee developed an overall compensation philosophy that is built on a foundation of these guiding principles:

  •
  Competitive Positioning:  Total remuneration is designed to attract and retain the executive talent required to achieve our goals through a market competitive total remuneration package.

  •
  Performance Orientation:  Executive compensation is designed to align the interests of executives and stockholders. It is also performance-based with a direct link to Company, business unit, and individual performance.

  •
  Fairness:  Our compensation programs are designed to be fair and equitable across all employee groups and should not unfairly discriminate in favor of any one individual or group on the basis of age, service, or other non-performance related criteria.

  •
  Ownership and Responsibility:  Our compensation programs recognize individual contributions as well as link executive and stockholder interests through compensation plans and programs that reward our executives, including our NEOs based on increases to stockholder value and the financial success of the Company.

        We believe that the Company's executive compensation programs have been effective at incenting the achievement of positive results, appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

        We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives you as a stockholder the opportunity to express your views on our fiscal year 2013 executive compensation policies and procedures for NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and procedures described in this proxy statement.

        Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

          "RESOLVED, that the stockholders of Warren Resources, Inc. (the "Company") approve, on an advisory basis, the compensation of the NEOs as disclosed pursuant to Item 402 of Regulation S-K in the Company's proxy statement for the 2014 Annual Meeting of Stockholders."

        Although this is an advisory vote which will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider our stockholders' concerns and take them into account when designing future executive compensation programs.

        The Board therefore recommends that you indicate your support for the Company's executive compensation in fiscal year 2013, as outlined in the above resolution.

        The resolution will be passed if the holders of a majority of the votes cast on the matter vote "FOR" the resolution.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

EXPENSES OF SOLICITATION

        We will pay the cost of soliciting proxies, including preparation, assembly, printing and mailing of the proxy statement and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock beneficially owned by others in their names, to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their out-of-pocket expenses for forwarding solicitation materials to such beneficial owners. We have hired Georgeson Inc. to act as our proxy solicitor in connection with the Annual Meeting. We will pay Georgeson Inc. a fee of approximately $8,000, plus reasonable out-of-pocket expenses, for these services. Our solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or other of our employees. No additional compensation will be paid to directors, officers or other employees for such solicitation services performed by them.

PROPOSALS OF STOCKHOLDERS FOR 2014 ANNUAL MEETING

        Requirements for Stockholder Proposals to be considered for inclusion in the Company's Proxy Materials. According to Rule 14a-5(e)(1) of the Exchange Act, we must receive proposals of stockholders on or before December 26, 2014, which is 120 days prior to April 24, 2015, the anniversary of the date that we mailed the proxy materials for the 2014 Annual Meeting of Stockholders that are intended to be presented at the 2015 Annual Meeting of Stockholders in order for the proposals to be eligible for inclusion in our 2015 proxy statement and proxy relating to that meeting. These proposals should be sent to the Corporate Secretary by fax to (212) 697-9466 or by mail to the Office of the Corporate Secretary, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to ssomalya@warrenresources.com.

        Requirements for other Stockholder Proposals to be brought before the 2015 Annual Meeting of Stockholders and Director Nominations. According to our bylaws, a proposal for action to be presented by any stockholder at an Annual Meeting of Stockholders, including the nomination of persons for election to the Board of Directors, shall be out of order and shall not be acted upon unless:

  •
  the proposal is specifically described in our notice to all stockholders of the meeting and the matters to be acted upon thereat, or

  •
  the proposal shall have been submitted in writing to the Secretary at the above fax number or mailing address or e-mail address and received at our principal executive offices no earlier than February 10, 2015, which is 120 days prior to the first anniversary of our 2014 Annual Meeting, and no later than March 12, 2015, which is 90 days before the first anniversary of our 2014 Annual Meeting, and such proposal is, under law, an appropriate subject for shareholder action, provided, however, that in the event that the date of the 2015 Annual Meeting is more than 30 days before or more than 60 days after the first anniversary of our 2014 Annual Meeting, notice by the stockholder to be timely must be received by the Secretary not earlier than the 120th day prior to 2014 Annual Meeting date and not later than the 90th day prior to the 2015 Annual Meeting date, or if later, the 10th day following the day on which public announcement of the date of the 2015 Annual Meeting date is first made.

HOUSEHOLDING

        As permitted by the Securities Exchange Act of 1934, only one copy of this proxy statement and Annual Report are being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the proxy statement.

        The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement and Annual Report to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies or to request a single copy of proxy statements and Annual Reports for stockholders sharing address (if they are receiving multiple copies) should be directed to Investor Relations, by phone (212) 697-9660 or by fax at (212) 697-9466 or by mail to Investor Relations, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to info@warrenresources.com.

OTHER INFORMATION

        Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.

        As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

        The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to Stockholders by its authority.

 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

        The 2013 Annual Report on Form 10-K (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's stockholders with this Proxy Statement. The Company's Annual Report on Form 10-K for year 2013 and the exhibits filed with it are available at the Company's web site at www.proxy.warrenresources.com. Upon request by any stockholder to the following address, a copy of the 2013 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to the 2013 10-K will be furnished for a fee which will not exceed the Company's reasonable expenses in furnishing the exhibits:

Investor Relations
Warren Resources, Inc.
1114 Avenue of the Americas, 34th Floor
New York, NY 10036

By Order of the Board of Directors,
Saema Somalya, Senior Vice President, General Counsel and Corporate Secretary

New York, New York
April 24, 2014

 APPENDIX A

WARREN RESOURCES, INC.

PROPOSED FORM OF
ARTICLES OF AMENDMENT

        Warren Resources, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

        FIRST:    The charter of the Corporation (the "Charter") is hereby amended by deleting Article IV in its entirety and inserting the following in lieu thereof:

"ARTICLE IV
STOCK

          Section 4.1    Authorized Shares.    The Corporation is authorized to issue a total of 210,000,000 shares of stock in two classes designated respectively "Preferred Stock" and "Common Stock". The total number of shares of all series of Preferred Stock that the Corporation shall have the authority to issue is 10,000,000 and the total number of shares of Common Stock that the Corporation shall have the authority to issue is 200,000,000. All of the authorized shares shall have a par value of $0.0001 per share. The aggregate par value of all authorized shares of stock having par value is $21,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article IV, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, without any action by the stockholders of the Corporation, may amend these Articles of Incorporation to change the name or other designation or the par value of any class or series of stock and the aggregate par value of that stock.

          Section 4.2    Common Stock.    Each stockholder of record shall have one vote for each share of Common Stock standing in his or her name on the books of the Corporation and entitled to vote, except that in the election of directors, each stockholder shall have as many votes for each share held by him or her as there are directors to be elected and for whose election the stockholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.

          Section 4.3    Preferred Stock.    Preferred stock may be issued from time to time in one or more series, each of such series to have such designations, relative rights and limitations as may be fixed in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation as hereinafter provided. Any shares of preferred stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided herein or by law. Different series of preferred stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided for in the resolutions creating such series or required by applicable law. Authority is hereby expressly granted to the Board of Directors from time to time to issue the preferred stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the Maryland Code. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of preferred stock may provide that such series shall be superior or rank equally or be junior to the preferred stock of any other series to the extent permitted by law."

A-1

        SECOND:    The amendment to the Charter as set forth above has been advised by the Board of Directors and approved by the stockholders of the Corporation.

        THIRD:    Immediately prior to the above amendment, the Corporation had authority to issue 110,000,000 shares of stock of all classes, consisting of 100,000,000 shares of Common Stock, $0.0001 par value per share, and 10,000,000 shares of Preferred Stock, $0.0001 par value per share. The aggregate par value of all authorized shares of all classes of stock having par value was $11,000.

        FOURTH:    Pursuant to the above amendment, the total number of shares of stock of all classes which the Corporation has authority to issue is 210,000,000, consisting of 200,000,000 shares of Common Stock, $0.0001 par value per share, and 10,000,0000 shares of Preferred Stock, $0.0001 par value per share. The aggregate par value of all authorized shares of all classes of stock having par value is $21,000.

        FIFTH:    The information required by Section 2-607(b)(2)(i) of the Maryland General Corporation Law was not changed by the above amendment.

        IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its                  , and attested to by its Secretary, on this         day of                  , 20    , and [name of person signing on behalf of the Corporation], [title of person signing on behalf of the Corporation] of the Corporation, acknowledges the same to be the act of the Corporation, and that to the best of [his/her] knowledge, information and belief, all matters and facts stated in these Articles of Amendment with respect to their authorization and approval are true in all material respects and that this statement is made under the penalties for perjury.

ATTEST:		WARREN RESOURCES, INC.

Name:		Name:
Title:	Secretary	Title:

A-2

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000212136_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Chet Borgida 02 Marcus C. Rowland WARREN RESOURCES, INC. 1114 AVENUE OF THE AMERICAS NEW YORK, NY 10036 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 9, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 9, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5. For Against Abstain 2. For the amendment of our Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. 3. For the ratification of the appointment of Grant Thornton LLP as the Company's auditors for the year 2014. 4. To approve, by non-binding vote, the compensation of the Company's named executive officers. 5. The proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

0000212136_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com . WARREN RESOURCES, INC. Annual Meeting of Stockholders June 10, 2014 This proxy is solicited by the Board of Directors The undersigned hereby appoints Anthony L. Coelho and Leonard DeCecchis, each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to act and vote, as provided on the other side, all the shares of Warren Resources, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 10, 2014 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and with the discretion of the person voting the proxy with respect to any other business properly brought before the Annual Meeting of Stockholders. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side

QuickLinks

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 10, 2014
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
PROPOSAL 1—ELECTION OF DIRECTORS
DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2017
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2016
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2015
CORPORATE GOVERNANCE
Code of Business Conduct for All Directors, Officers and Employees
Code of Ethics for Senior Financial Officers
Director Compensation for 2013
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
2014 EXECUTIVE COMPENSATION
COMPENSATION OF NAMED EXECUTIVE OFFICERS
Grants of Plan-based Awards Table for 2013
OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2013
OPTIONS EXERCISED AND STOCK VESTED DURING 2013
ESTIMATED BENEFITS UPON TERMINATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS
PROPOSAL 2—AMENDING THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS
PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION
EXPENSES OF SOLICITATION
PROPOSALS OF STOCKHOLDERS FOR 2014 ANNUAL MEETING
HOUSEHOLDING
OTHER INFORMATION
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
  APPENDIX A